As filed with the Securities and Exchange Commission on January 19, 2011

File No.: 333-

File No.:  811-05186

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 1  ☐

Post-Effective Amendment No.  ☐

(Check appropriate box or boxes)

Advanced Series Trust

(Exact Name of Registrant as Specified in Charter)

(203) 926-1888

(Area Code and Telephone Number)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Address of Principal Executive Offices:
(Number, Street, City, State, Zip Code)

Deborah A. Docs, Esq.

Secretary, Advanced Series Trust

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Name and Address of Agent for Service:

(Number and Street) (City) (State) (Zip Code)

Copies to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, NW

Washington, D.C. 20001

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on February 18, 2011 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of the securities being registered:  Shares of the AST BlackRock Global Strategies Portfolio of Advanced Series Trust.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
Telephone (888) 778-2888

[February     , 2011]

Dear Contract Owner,

As a contract owner who beneficially owns shares of the SP Growth Asset Allocation Portfolio (the “Growth Portfolio”) of The Prudential Series Fund (the “Fund”), you are cordially invited to a Special Meeting of Shareholders (the “Meeting”) of the Growth Portfolio to be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on March 30, 2011, at 10:00 a.m. Eastern time.

The Meeting is very important to the future of the Growth Portfolio. At the Meeting, shareholders of the Growth Portfolio will be asked to approve or disapprove, as more fully described in the attached Prospectus/Proxy Statement, an Agreement and Plan of Reorganization (the “Agreement and Plan”) whereby the assets of the Growth Portfolio would be acquired, and the liabilities of the Growth Portfolio would be assumed, by the AST BlackRock Global Strategies Portfolio (the “BlackRock Portfolio”), a portfolio of Advanced Series Trust, in exchange for the BlackRock Portfolio’s issuance of shares of beneficial interest in the BlackRock Portfolio to the Growth Portfolio and its shareholders (the “Reorganization”).

If the proposal is approved and the Reorganization completed, the value of the shares of the BlackRock Portfolio that you beneficially own immediately after the completion of the Reorganization will be equal to the value of the shares of the Growth Portfolio that you beneficially owned immediately prior to the Reorganization. You will no longer beneficially own shares of the Growth Portfolio after the Reorganization, and the Growth Portfolio no longer will exist.

Because of the federal tax-deferred treatment applicable to the relevant variable annuity contracts and variable life insurance policies, the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for contract owners that beneficially own shares of the Growth Portfolio immediately prior to the Reorganization.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on each enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may vote by telephone by calling toll-free 1-888-221-0697. Your voting instructions must be received by the Fund prior to March 30, 2011. The shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Growth Portfolio, including Portfolio shares owned by a participating insurance company in its general account and shares for which instructions are not received from contract owners, will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners on the Reorganization. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

Any questions or concerns you may have regarding the special meeting or the voting instruction card should be directed to your financial representative.

Sincerely,

Stephen Pelletier
President
The Prudential Series Fund

SP GROWTH ASSET ALLOCATION PORTFOLIO,
A SERIES OF THE PRUDENTIAL SERIES FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

(800) 778-2255

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 30, 2011

To the Shareholders of the SP Growth Asset Allocation Portfolio, a series of The Prudential Series Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the SP Growth Asset Allocation Portfolio (the “Growth Portfolio”), a series of The Prudential Series Fund (the “Fund”), will be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on March 30, 2011, at 10:00 a.m. Eastern Time.

The purposes of the Meeting are as follows:

I.  To approve an Agreement and Plan of Reorganization (the “ Agreement and Plan”), by and between the Fund, on behalf of the Growth Portfolio, and Advanced Series Trust (the “Trust”), on behalf of the AST BlackRock Global Strategies Portfolio (the “BlackRock Portfolio”). As described in more detail below, the Agreement and Plan provides for the transfer of all of the Growth Portfolio’s assets to the BlackRock Portfolio in exchange for the BlackRock Portfolio’s assumption of all of the Growth Portfolio’s liabilities and the BlackRock Portfolio’s issuance to the Growth Portfolio of shares of beneficial interest in the BlackRock Portfolio (the “BlackRock Portfolio Shares”). The BlackRock Portfolio Shares received by the Growth Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Growth Portfolio shares that are outstanding immediately prior to the reorganization transaction. The Agreement and Plan also provides for the distribution by the Growth Portfolio, on a pro rata basis, of such BlackRock Portfolio Shares to its shareholders in complete liquidation of the Growth Portfolio. A vote in favor of the Agreement and Plan by the shareholders of the Growth Portfolio will constitute a vote in favor of the liquidation of the Growth Portfolio and the termination of such portfolio as a separate series of the Fund.

II. To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Agreement and Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of the Growth Portfolio by the BlackRock Portfolio in exchange for the BlackRock Portfolio’s assumption of the liabilities of the Growth Portfolio and the BlackRock Portfolio’s issuance of the BlackRock Portfolio Shares to the Growth Portfolio is referred to herein as the “Reorganization.” If the shareholders of the Growth Portfolio approve the Agreement and Plan and the Reorganization is consummated, they will become shareholders of the BlackRock Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board of Trustees of the Fund has fixed the close of business on January 14, 2011, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each share of the Growth Portfolio is entitled to one vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign each enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Prospectus/Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board of Trustees of the Fund.

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON EACH ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 1-888-221-0697 AND FOLLOWING THE INSTRUCTIONS. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

By order of the Board of Trustees of The Prudential Series Fund

Deborah A. Docs
Secretary
The Prudential Series Fund

[February , 2011]

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS/PROXY STATEMENT DATED JANUARY 19, 2011

PROXY STATEMENT
for
SP GROWTH ASSET ALLOCATION PORTFOLIO, A SERIES OF THE PRUDENTIAL SERIES FUND
and
PROSPECTUS
for
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO, A SERIES OF ADVANCED SERIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
(800) 778-2255

Dated [February     , 2011]

Reorganization of SP Growth Asset Allocation Portfolio into AST BlackRock Global Strategies Portfolio

This Prospectus/Proxy Statement is furnished in connection with the Special Meeting (the “Meeting”) of Shareholders of the SP Growth Asset Allocation Portfolio (the “Growth Portfolio”), a series of The Prudential Series Fund (the “Fund”). At the Meeting, you will be asked to consider and approve an Agreement and Plan of Reorganization (the “Agreement and Plan”) that provides for the reorganization of the Growth Portfolio into the AST BlackRock Global Strategies Portfolio (the “BlackRock Portfolio”, and together with the Growth Portfolio, the “Portfolios”), a series of Advanced Series Trust (the “Trust”).

The Meeting will be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on March 30, 2011, at 10:00 a.m. Eastern time.  The Board of Trustees of the Fund (the “Fund Board”) is soliciting these voting instructions on behalf of the Growth Portfolio and has fixed the close of business on January 14, 2011 (the “Record Date”), as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  Only holders of record of shares of the Growth Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  This Prospectus/Proxy Statement will first be sent to contract owners on or about [February     , 2011].

As described in more detail below, the Agreement and Plan provides for the transfer of all of the Growth Portfolio’s assets to the BlackRock Portfolio in exchange for the BlackRock Portfolio’s assumption of all of the Growth Portfolio’s liabilities and the BlackRock Portfolio’s issuance to the Growth Portfolio of shares of beneficial interest in the BlackRock Portfolio (the “BlackRock Portfolio Shares”). The BlackRock Portfolio Shares received by the Growth Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Growth Portfolio shares that are outstanding immediately prior to such reorganization transaction. The Agreement and Plan also provides for the distribution by the Growth Portfolio, on a pro rata basis, of such BlackRock Portfolio Shares to its shareholders in complete liquidation of the Growth Portfolio. A vote in favor of the Agreement and Plan by the shareholders of the Growth Portfolio will constitute a vote in favor of the liquidation of the Growth Portfolio and the termination of the Growth Portfolio as a separate series of the Fund.

The acquisition of the assets of the Growth Portfolio by the BlackRock Portfolio in exchange for the BlackRock Portfolio’s assumption of the liabilities of the Growth Portfolio and the BlackRock Portfolio’s issuance of the BlackRock Portfolio Shares to the Growth Portfolio is referred to herein as the “Reorganization.”  If the shareholders of the Growth Portfolio approve the Agreement and Plan and the Reorganization is consummated, they will become shareholders of the BlackRock Portfolio.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of shares of the BlackRock Portfolio that you should know before investing or voting on the Agreement and Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available at the Trust’s website at http://www.prudential.com/view/page/public/12669.

You may request a free copy of the Statement of Additional Information, dated [February     , 2011] (the “SAI”), relating to this Prospectus/Proxy Statement or other documents relating to the Fund or the Trust without charge by calling [1-888-778-2888] or by writing to the Fund or the Trust, as applicable, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.  The SAI is incorporated herein by reference. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains the SAI and other information relating to the Growth Portfolio, the BlackRock Portfolio, the Fund, and the Trust that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

SUMMARY	3

COMPARISON OF GROWTH PORTFOLIO AND BLACKROCK PORTFOLIO	6

MANAGEMENT OF THE PORTFOLIOS	16

VOTING INFORMATION	20

ADDITIONAL INFORMATION ABOUT THE FUND, THE TRUST, AND THE PORTFOLIOS	21

PRINCIPAL HOLDERS OF SHARES	22

FINANCIAL HIGHLIGHTS	22

EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION, BY AND BETWEEN THE PRUDENTIAL SERIES FUND, ON BEHALF OF SP GROWTH ASSET ALLOCATION PORTFOLIO, AND ADVANCED SERIES TRUST, ON BEHALF OF AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

A-1

EXHIBIT B: ADDITIONAL INFORMATION RELATING TO AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO	B-1

SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Agreement and Plan (Exhibit A) and certain information relating to the BlackRock Portfolio (Exhibit B).

General

Each of the Fund and the Trust is an open-end management investment company registered with the SEC.  The Trust is a business trust organized under the laws of The Commonwealth of Massachusetts.  The BlackRock Portfolio is organized as a separate series of the Trust but has not yet commenced operations as of the date of this Prospectus/Proxy Statement. The Fund is a statutory trust organized under the laws of the State of Delaware.  The Growth Portfolio is organized as a separate series of the Fund.

As explained in more detail below, you are being asked to consider and approve the Agreement and Plan with respect to the Growth Portfolio, for which you are a beneficial shareholder. Shareholder approval of the Agreement and Plan and consummation of the Reorganization will have the effect of reorganizing the Growth Portfolio into the BlackRock Portfolio, resulting in a single mutual fund.

Investment Objectives and Principal Investment Policies of the Portfolios

The investment objectives of the Growth Portfolio and the BlackRock Portfolio are substantially similar. The investment objective of the Growth Portfolio is to seek to obtain the highest potential total return consistent with the specified level of risk tolerance.  The investment objective of the BlackRock Portfolio is to seek a high total return consistent with a moderate level of risk.  No assurance can be given that either Portfolio will achieve its investment objective.

The Growth Portfolio is a “fund-of-funds.” That means that the Growth Portfolio invests primarily in one or more mutual funds.  Other mutual funds in which the Growth Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with its growth investment strategy, the Growth Portfolio is focused more heavily on investing in Underlying Portfolios that invest primarily in equity securities than on Underlying Portfolios that invest primarily in debt securities/money market instruments.  The Growth Portfolio’s investments in Underlying Portfolios are expected to result in the minimum, neutral, and maximum exposures to the relevant asset classes as set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities	70%	80%	90%
Bonds	7.5%	19%	29.75%
Cash/Money Market Instruments	0.25%	1%	2.5%

The BlackRock Portfolio will be a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, U.S. Treasuries and U.S. government securities), junk bonds, real estate investment trusts (REITs), exchange traded funds (ETFs), and derivative instruments, including commodity-linked derivative instruments.  In seeking to achieve the BlackRock Portfolio’s investment objective, BlackRock will cause its assets to be allocated across six investment strategies. The BlackRock Portfolio will have two strategies that invest primarily in equity securities, three strategies that invest primarily in fixed-income securities, and a global tactical asset allocation strategy (the GTAA strategy) that, under normal circumstances, provides exposure to the equity and fixed-income asset classes along with real estate-related and commodity-related investments.  The GTAA strategy will be used: (i) as a completion strategy to access and adjust exposures to various asset classes and underlying strategy allocations and (ii) an overlay strategy to enhance the total return and manage portfolio risk at the aggregate level. Derivatives, ETFs, and cash securities may be used within the GTAA strategy.

The BlackRock Portfolio’s minimum, neutral, and maximum exposures to the relevant asset classes are set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities	30%	40%	50%
Investment Grade Bonds	20%	30%	40%
“Junk Bonds”*	5%	15%	25%
REITs	0%	10%	20%**
Commodities	0%	5%	15%**

* Fixed-income securities rated below investment grade and unrated securities of similar credit quality are commonly referred to as “junk bonds”.  Junk Bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

**Notwithstanding the individual maximum exposures for the REIT (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to these asset classes is 30% of the net assets of the AST BlackRock Global Strategies Portfolio.

A more complete description of the Portfolios’ investment objectives and principal investment policies is set forth in this Prospectus/Proxy Statement under the caption “Comparison of Growth Portfolio and Blackrock Portfolio.”

The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”  Assuming completion of the Reorganization, it is expected that the Combined Fund will be managed in accordance with the investment objective and policies of the BlackRock Portfolio.

Investment Management of the Portfolios

As further explained below under the caption “Management of the Portfolios—Investment Manager”, Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“AST”) serve as co-investment managers for the Trust and the BlackRock Portfolio while PI serves as the investment manager for the Growth Portfolio and the Fund.  For ease of reference and clarity of presentation, the term “Investment Manager” is used throughout this Prospectus/Proxy Statement to refer to PI and AST as it relates to the Trust and the BlackRock Portfolio and to PI as it relates to the Fund and the Growth Portfolio. The Investment Manager operates each Portfolio under a “manager-of-managers” structure, which means the Investment Manager has engaged the subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments.

Portfolio	Investment Subadviser
SP Growth Asset Allocation Portfolio	Quantitative Management Associates LLC (“QMA”)
AST BlackRock Global Strategies Portfolio	BlackRock Financial Management, Inc. (“BlackRock”)

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Growth Portfolio will have their shares exchanged for shares of the BlackRock Portfolio of equal dollar value based upon the value of the shares at the time the Growth Portfolio’s net assets are transferred to the BlackRock Portfolio. After the transfer of net assets and exchange of shares have been completed, the Growth Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Growth Portfolio and will become a beneficial shareholder of the BlackRock Portfolio.

Both the Growth Portfolio and the BlackRock Portfolio serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the “Contracts”) issued by life and annuity insurance companies (“Participating Insurance Companies”). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable portfolio through the Contracts and should consider themselves shareholders of the applicable portfolio for purposes of this Prospectus/Proxy Statement.  Each Contract owner invested in the Growth Portfolio at the close of business on January 14, 2011 (also referred to as the “Record Date” for purposes of this Prospectus/Proxy Statement) will be entitled to instruct the relevant Participating Insurance Company how to vote at the Meeting, and will be entitled to give voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share of the Growth Portfolio that he or she beneficially owns. In addition, each Participating Insurance Company will vote all shares of the Growth Portfolio, including Portfolio shares owned by a Participating Insurance Company in its general account and shares for which it does not receive voting instructions from Contract owners, in the same proportion as the votes actually cast by Contract owners. The presence at the Meeting of the Participating Insurance Companies will be sufficient to constitute a quorum.  Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote.  The required vote for shareholder approval of the Plan and the various methods that shareholders may use to vote are described in more detail in this Prospectus/Proxy Statement under the caption “Voting Information.”

For the reasons set forth in the “Information About The Reorganization—Reasons for the Reorganization” section, the Fund Board and the Board of Trustees of the Trust (the “Trust Board” and, together with the Fund Board, the “Boards”) have determined that the Reorganization is in the best interests of the shareholders of the relevant Portfolio, and have also concluded that no dilution in value would result to the shareholders of the relevant Portfolio as a result of the Reorganization.

The Board of Trustees of The Prudential Series Fund, on behalf of the Growth Portfolio, has approved the Agreement and Plan and unanimously recommends that you vote to approve the Agreement and Plan.

In considering whether to vote to approve the Agreement and Plan, you should note:

•  That the investment objectives of the Portfolios are substantially similar (i.e., the investment objectives of the Growth Portfolio is to seek to obtain the highest potential total return consistent with the specified level of risk tolerance while the investment objective of the BlackRock Portfolio is to seek a high total return consistent with a moderate level of risk);

•  That the principal investment policies of the Portfolios are similar in that each Portfolio is a global asset allocation vehicle that seeks to provide exposure to domestic and foreign equity and fixed-income securities;

•  Although the historical annualized operating expense ratio of the Growth Portfolio for the 12-month period ended June 30, 2010 (i.e., 0.97%) is lower than the estimated annualized operating expense ratio of the BlackRock Portfolio for the first fiscal year of operations (i.e., 1.18%), PI and AST have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Combined Portfolio so that its investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fee, Underlying Portfolio fees and expenses, and extraordinary expenses) will not exceed 1.08% of its average daily net assets from the closing date for the Reorganization through May 1, 2012;

•  All costs and expenses directly related to the Reorganization will be paid by PI, AST, or their affiliates.

•  BlackRock is the sole subadviser to the BlackRock Portfolio and it is expected that BlackRock will continue to serve as the sole subadviser for the Combined Fund after the Reorganization; and

•   Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Growth Portfolio immediately prior to the Reorganization.

Fees and Expenses

The following table describes the fees and expenses that Contract owners may pay if they invest in the Growth Portfolio and the BlackRock Portfolio, as well as the projected fees and expenses of the BlackRock Portfolio after the Reorganization. The following table does not reflect any Contract charges.  Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	SP Growth Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio	AST BlackRock Global Strategies Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because shares of both the Growth Portfolio and the BlackRock Portfolio are purchased through the Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	SP Growth Asset Allocation Portfolio*		AST BlackRock Global Strategies Portfolio**		AST BlackRock Global Strategies Portfolio (Pro Forma Surviving)**
Management Fees	0.05	%+	1.00%		1.00%
Underlying Portfolio Fees and Expenses	0.90	%++	0.03	%+++	0.03	%+++
Distribution (12b-1) Fees	None		None		None
Other Expenses	0.02	%++++	0.15	%+++++	0.15	%+++++
Total Annual Portfolio Operating Expenses	0.97%		1.18%		1.18%
Fee Waiver and/or Expense Reimbursement	N/A		(0.07)%		(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.97%		1.11	%#	1.11	%#

* Based on the average daily net assets for the Growth Portfolio (i.e., $771 million) for the 12-month period ended June 30, 2010.

** The BlackRock Portfolio has no assets and has not yet commenced operations as of the date hereof.  The estimated fees and expenses of the BlackRock Portfolio and the AST BlackRock Global Strategies Portfolio (Pro Forma Surviving) are, however, based in part on assumed average daily net assets of $711 million for the Portfolio (i.e., the approximate amount of net assets that would have been acquired from the Growth Portfolio had the Reorganization been completed as of June 30, 2010) for the fiscal year ending December 31, 2011.

+ As set forth above, the Growth Portfolio currently operates as a fund-of-funds. The only investment management fee paid directly to the Investment Manager by the Growth Portfolio is its contractual investment management fee of 0.05% of its average daily net assets. The Growth Portfolio, however, also indirectly pays investment management fees on its investments in the relevant Underlying Portfolios.  Based on the Growth Portfolio’s net assets as of June 30, 2010, the estimated annualized gross effective investment management fee rate for the Growth Portfolio was 0.81%.  This estimated annualized gross effective investment management fee rate includes: (i) the 0.05% contractual investment management fee paid directly to the Investment Manager by the Growth Portfolio plus (ii) the estimated annualized weighted average of the investment management fees paid to the Investment Manager by the Underlying Portfolios (i.e., 0.76%) based on the holdings of the Growth Portfolio as of June 30, 2010.

++ Because the Growth Portfolio currently operates as a “fund-of-funds”, it indirectly incurs a pro rata portion of the fees and expenses of the Underlying Portfolios in which it invests.  The expenses shown under “Underlying Portfolio Fees and Expenses” represent a weighted average of the expense ratios of the Underlying Portfolios based upon the Growth Portfolio’s holdings in those Underlying Portfolios as of June 30, 2010.

+++ Estimated in part.  Each of the BlackRock Portfolio and the AST BlackRock Global Strategies Portfolio (Pro Forma Surviving) will indirectly bear a pro rata portion of the fees and expenses of the ETFs in which it expects to invest. The expenses shown under “Underlying Portfolio Fees and Expenses” represent a weighted average of the expense ratios of the ETFs in which the BlackRock Portfolio and the AST BlackRock Global Strategies Portfolio (Pro Forma Surviving) expect to invest based upon their expected initial holdings in those ETFs.  Such expected holdings are preliminary and subject to change.  Purchases and sales of ETFs by the BlackRock Portfolio and the AST BlackRock Global Strategies Portfolio (Pro Forma Surviving) will be subject to brokerage commissions and other transaction-related costs.

++++ As used in connection with the Growth Portfolio, “other expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-management Trustees, and certain other miscellaneous items.

+++++ As used in connection with the BlackRock Portfolio and the AST BlackRock Global Strategies Portfolio (Pro Forma Surviving), “other expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-management Trustees, and certain other miscellaneous items. The BlackRock Portfolio and the AST BlackRock Global Strategies Portfolio (Pro Forma Surviving) also will pay Participating Insurance Companies an administrative services fee of 0.10% of its average daily net assets on an annualized basis, subject to certain voluntary asset-based breakpoints. Such administrative fee will compensate the Participating Insurance Companies for providing certain services to beneficial shareholders, including the printing and mailing of Portfolio prospectuses and shareholder reports.  The Growth Portfolio is not currently subject to the above-described administrative services fee.

# Assuming completion of the Reorganization, PI and AST have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, Underlying Portfolio fees and expenses, and extraordinary expenses) for the BlackRock Portfolio and the AST BlackRock Global Strategies Portfolio (Pro Forma Surviving) do not exceed 1.08% of its average daily net assets through May 1, 2012.  This expense limitation may not be terminated or modified prior to May 1, 2012, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after May 1, 2012 will be subject to review by the Investment Manager and the Trust Board.

Expense Examples

The Examples assume that you invest $10,000 in each Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that each Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect other than the contractual expense cap for the AST BlackRock Global Strategies Portfolio and the AST BlackRock Global Strategies Portfolio (Pro Forma Surviving). These Examples do not reflect any charges or expenses for variable insurance Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
SP Growth Asset Allocation Portfolio	$99	$309	$536	$1,190
AST BlackRock Global Strategies Portfolio	$113	$368	$642	$1,426
AST BlackRock Global Strategies Portfolio (Pro Forma Surviving)	$113	$368	$642	$1,426

Principal Investment Risks of the Portfolios

Because of their similar investment objectives and principal investment policies, many of the principal risks associated with an investment in the BlackRock Portfolio are similar to those associated with an investment in the Growth Portfolio. Such principal investment risks for both Portfolios include market and management risk, equity securities risk, foreign investment risk, fixed-income securities risk, high-yield risk, asset-backed securities risk, mortgage-backed securities risk, and derivatives risk. Additional principal investment risks for the BlackRock Portfolio include asset transfer program risk, expense risk, real estate risk, and commodity risk.  Another principal investment risk for the Growth Portfolio is “fund-of-funds” risk.  A detailed description of the principal risks associated with an investment in the BlackRock Portfolio and the Growth Portfolio is set forth in this Prospectus/Proxy Statement under the caption “Comparison of Growth Portfolio and Blackrock Portfolio—Principal Risks of the Portfolios.”

You will find additional descriptions of specific risks in the information relating to the BlackRock Portfolio included in Exhibit B to this Prospectus/Proxy Statement and in the prospectuses and statements of additional information of the Fund relating to the Growth Portfolio.

There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, Growth Portfolio shareholders could lose money. As with any mutual fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate.

COMPARISON OF GROWTH PORTFOLIO AND BLACKROCK PORTFOLIO

Investment Objective of Growth Portfolio

The investment objective of the Growth Portfolio is to seek to obtain the highest potential total return consistent with the specified level of risk tolerance.  No assurance can be given that the Growth Portfolio will achieve its investment objective. This investment objective is not a fundamental investment policy for the Growth Portfolio and, therefore, may be changed by the Fund Board without shareholder approval.  No assurance can be given that the Growth Portfolio will achieve its investment objective.

Principal Investment Policies of Growth Portfolio

The Growth Portfolio is a “funds-of-funds.” That means that the Growth Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which the Growth Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Growth Portfolio, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Growth Portfolio.

As of the date hereof, the only Underlying Portfolios in which the Growth Portfolio is authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of the Trust, the AST Global Real Estate Portfolio of the Trust, the AST Western Asset Core Plus Bond Portfolio of the Trust, the AST Large-Cap Value Portfolio of the Trust, the AST Small-Cap Growth Portfolio of the Trust, the AST PIMCO Total Return Bond Portfolio of the Trust, and certain money market funds advised by PI or its affiliates.

Quantitative Management Associates (QMA) serves as the sole subadviser to the Growth Portfolio.  QMA currently provides the Growth Portfolio and PI with investment advisory services relating to the underlying asset allocations of each Portfolio and the investments of the Growth Portfolio.

The Growth Portfolio actively allocates its assets by investing primarily in a combination of Underlying Portfolios that may invest in equity and equity-related securities, debt securities and money market instruments. The Growth Portfolio intends its strategy of investing primarily in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. The Growth Portfolio’s assets are expected to be invested in several Underlying Portfolios at any time. Consistent with its growth investment strategy, the Growth Portfolio is focused more heavily on investing in Underlying Portfolios that invest primarily in equity securities than on Underlying Portfolios that invest primarily in debt securities/money market instruments.  The Growth Portfolio’s investments in Underlying Portfolios are expected to result in the minimum, neutral, and maximum exposures to the relevant asset classes as set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities	70%	80%	90%
Bonds	7.5%	19%	29.75%
Cash/Money Market Instruments	0.25%	1%	2.5%

PI and/or QMA may, at any time, change the Growth Portfolio’s allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. PI and/or QMA also may rebalance the Growth Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation at any time.

The Growth Portfolio is not limited to investing exclusively in shares of the Underlying Portfolios. The Growth Portfolio may, but is not required to, invest in other securities and investment instruments, including but not limited to equity securities, fixed income securities, options, futures contracts and other derivatives. The performance of the Growth Portfolio depends on how its assets are allocated and reallocated among the Underlying Portfolios and other investments.

A principal risk of investing in the Growth Portfolio is that PI and/or QMA will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because the Growth Portfolio generally invests a significant portion of its assets in Underlying Portfolios, the risks associated with the Growth Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios.

The ability of the Growth Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. While we make every effort to achieve our objectives for the Growth Portfolio, we can’t guarantee success and it is possible that you could lose money.

While the Growth Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

Investment Objective of BlackRock Portfolio

The investment objective of the BlackRock Portfolio is to seek a high total return consistent with a moderate level of risk. This investment objective is not a fundamental investment policy for the BlackRock Portfolio and, therefore, may be changed by the Board without shareholder approval.  No assurance can be given that the BlackRock Portfolio will achieve its investment objective.  The BlackRock Portfolio has no assets and has not yet commenced operations as of the date of this Prospectus/Proxy Statement.

Principal Investment Policies of BlackRock Portfolio

General. The BlackRock Portfolio will be a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, U.S. Treasuries and U.S. government securities), junk bonds, ETFs, and derivative instruments, including commodity-linked derivative instruments. In seeking to achieve the BlackRock Portfolio’s investment objective, BlackRock will cause the BlackRock Portfolio’s assets to be allocated across six investment strategies (collectively, the Investment Strategies). The BlackRock Portfolio will have two strategies that invest primarily in equity securities, three strategies that invest primarily in fixed-income securities, and one strategy (i.e., the Global Tactical Asset Allocation strategy) that, under normal circumstances, provides exposure to the equity and fixed-income asset classes along with real estate-related and commodity-related investments. The current expected initial allocation across the six Investment Strategies is set forth below:

Investment Strategy	Estimated Allocation of BlackRock Portfolio Assets
U.S. Large-Cap Core Equity	7.5%
Global Equity Focus	20%
Inflation-Linked Bonds	7.5%
CoreActive Investment Grade Bond	20%
U.S. High Yield Bond	15%
Global Tactical Asset Allocation	30%

U.S. Large Cap Core Equity.  BlackRock will invest at least 80% of the assets attributable to this investment strategy in equity securities, primarily common stock, of large cap companies located in the United States that are selected from among those that are, at the time of purchase, included in the Russell 1000® Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of December 31, 2010, the lowest market capitalization in this group was approximately $2.8 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

The relevant BlackRock portfolio management team will use a blended investment strategy for this portfolio segment that emphasizes a mix of both growth and value styles and will seek to outperform the Russell 1000® Index.  Growth companies are those whose earnings growth potential appears to the BlackRock portfolio managers responsible for implementing this investment strategy to be greater than the market in general and whose revenue growth is expected to continue for an extended period. Stocks of growth companies typically pay relatively low dividends and sell at relatively high valuations. Value companies are those that appear to be undervalued by the market as measured by certain financial formulas.

In selecting securities from the Russell 1000® Index for this investment strategy, the BlackRock portfolio management team will use a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The BlackRock portfolio managers responsible for implementing this investment strategy will look for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value, among other factors, will also examined — if the BlackRock portfolio management team believes that a company is overvalued, it will not be considered as an investment for the Portfolio. After the initial screening is done, BlackRock will rely on fundamental analysis, a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the U.S. Large Cap Core Equity investment strategy generally will not hold all the stocks from the Russell 1000® Index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, this portion of the Portfolio is not, and does not seek to be, an “index” fund. In seeking to outperform the Russell 1000® Index, however, BlackRock reviews potential investments using certain criteria that are based on the securities in that index. These criteria currently include the following:

• Relative price to earnings and price to book ratios

• Stability and quality of earnings

• Earnings momentum and growth

• Weighted median market capitalization of this portfolio segment

• Allocation among the economic sectors of this portfolio segment as compared to the Russell 1000® Index

• Weighted individual stocks within the Russell 1000® Index.

Global Equity Focus.  Under normal circumstances, at least 80% of the net assets attributable to this investment strategy will be invested in dividend-paying equity securities, primarily common stock, preferred stock, securities convertible into common and preferred stock and non-convertible preferred stock.  Although the assets attributable to the Global Equity Focus investment strategy may be invested in securities of companies of any market capitalization, BlackRock intends to invest primarily in the securities of large capitalization companies. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. BlackRock may invest the assets attributable to this investment strategy in shares of companies through initial public offerings and “new issues.”

Under normal circumstances, BlackRock anticipates that it will allocate a substantial amount (at least 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case at least 30%) of the total assets attributable to the Global Equity Focus investment strategy in foreign securities.  For these purposes, “foreign securities” may include securities of: (i) foreign government issuers; (ii) issuers organized or located outside the U.S.; (iii) issuers which primarily trade in a market located outside the U.S.; and (iv) issuers doing a substantial amount of business outside the U.S., which BlackRock considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The assets attributable to this investment strategy will be allocated among various regions and countries, including the United States. For temporary defensive purposes the BlackRock Portfolio may deviate very substantially from this allocation.  BlackRock may invest the assets attributable to the Global Equity Focus investment strategy in securities of non-U.S. issuers that are U.S. dollar based or non-U.S. dollar based.

Up to 20% of the total assets attributable to this segment of the Portfolio may be invested in global fixed income securities of any duration or maturity, including corporate bonds, U.S. Government debt securities, non-U.S. Government and supranational debt securities (an example of such an entity is the International Bank for Reconstruction and Development (the World Bank)), asset-backed securities, mortgage-backed securities, corporate loans, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). BlackRock will make such investments in fixed income securities on an opportunistic basis.

There are no geographic limits and no specific policies with respect to the number of different countries in which the assets of this Portfolio segment will be invested.  The assets attributable to the Global Equity Focus investment strategy may be invested in both developed and emerging markets. BlackRock may emphasize foreign securities when it expects these investments to outperform U.S. securities.

BlackRock may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase returns or to hedge (or protect) the value of the Portfolio’s assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. BlackRock may enter into currency transactions on a hedged or unhedged basis in order to seek total return. BlackRock may, when consistent with the BlackRock Portfolio’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps. BlackRock may also use forward foreign currency exchange contracts, which are obligations to buy or sell a currency at a pre-determined rate in the future. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index such as the S&P 500 Index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the assets of the BlackRock Portfolio.

The investment process used by the relevant BlackRock portfolio management team will seek to identify and exploit diverse sources of inefficiency by applying a combination of stock-specific analysis, and top-down economic research, across the equity universe and macro-economic environment. In addition to the BlackRock portfolio managers, individual stock research is conducted by global sector, and country, specialists seeking to identify stocks with the following characteristics: (i) sustainable business model; (ii) strong financial position; and (iii) above average dividends.

Inflation-Linked Bonds.  Under normal circumstances, BlackRock will invest at least 80% of the assets attributable to this investment strategy in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as its inflation measure.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  Maturity is the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security. The value of a bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.

This portfolio segment will generally maintain an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real U.S. TIPS Index. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

BlackRock may invest up to 20% of the assets attributable to this investment category in non-investment grade bonds (also referred to as “junk bonds” or “high yield bonds”) or securities of emerging market issuers. Non-investment grade bonds acquired by this segment of the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s Ratings Services (“S&P”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies.

Up to 20% of the assets attributable to this portfolio segment may be invested in non-dollar denominated securities of non-U.S. issuers.  The BlackRock portfolio managers responsible for implementing this investment strategy may invest without limit in U.S. dollar denominated securities of non-U.S. issuers and may concentrate the assets of this portfolio segment in a relatively small number of issuers.

The BlackRock portfolio management team for this portfolio segment may also make investments in residential and commercial mortgage-backed securities and other asset-backed securities. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

The BlackRock portfolio managers responsible for implementing this investment strategy may buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions (collectively, derivatives). In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond. The BlackRock portfolio management team may also seek to obtain market exposure to the securities in which this portfolio segment primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

CoreActive Investment Grade Bond.  Under normal circumstances, the BlackRock CoreActive Bond strategy seeks to outperform the Barclays Capital US Aggregate Bond Index (the “Barclays Index”).  The Barclays Index includes all major investment grade asset classes within the US fixed income market.  The portfolio management team expects to employ a combination of security selection, industry rotation, sector allocation, and duration and yield curve management as part of its effort to outperform the Barclays Index.

The portfolio management team will seek to outperform the Barclays Index through a combination of bottom-up security selection, top-down sector allocation and yield curve management.  BlackRock uses proprietary tools to generate expected returns for securities, sectors and the yield curve strategies.

Security Selection.  The portfolio management team uses a two-step approach to security selection.  The portfolio management team has access to BlackRock’s proprietary analysis and reports on more than 700 issuers that make up the investment grade credit universe.  This allows the portfolio management team to focus on the issuers that BlackRock believes will generate the highest risk adjusted returns.  The portfolio management team uses an advanced proprietary set of tools to select individual corporate bond issuers, which helps its members to select securities for this segment of the BlackRock Portfolio.  The proprietary model helps to facilitate the evaluation of hundreds of issuers on a daily basis and seeks to identify bonds believed to be under- or over-valued by the market.  In addition to using the proprietary model, the portfolio management team also employs a qualitative approach to select securities.

Sector Allocation. The CoreActive Bond strategy expects to take active positions among the major sectors of the investment grade universe.  The portfolio management team expects to allocate assets among the various sectors, classified into four broad categories:  mortgage backed securities (MBS), high-quality bonds relative to Treasuries, investment grade bonds, and shorter-maturity corporate bonds versus longer-term corporate bonds.

Yield Curve Management.  In seeking to outperform the Barclays Index, the portfolio management team expects to manage the level and slope of the yield curve.  First, the BlackRock Portfolio seeks to benefit from parallel shifts up or down in yields through duration positioning.  Second, the BlackRock portfolio seeks to benefit from any steepening or flattening in the yield curve through management of its yield curve.

Use of Derivatives.  Depending on market conditions, this segment of the BlackRock Portfolio may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps.  This segment of the BlackRock Portfolio may use derivatives for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Barclays Index.  This segment of the BlackRock Portfolio may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities.

U.S. High Yield Bond.  This segment of the Portfolio will invest primarily in non-investment grade bonds (i.e., bonds rated below the fourth highest rating category of the major rating agencies) with maturities of ten years or less. Non-investment grade bonds are also sometimes referred to as “high yield bonds” or “junk bonds.” These securitie s generally pay interest at higher interest rates than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such low-rated issuers.

Under normal circumstances, at least 80% of the assets attributable to this investment strategy will be invested in “junk bonds.”  The high yield securities acquired by BlackRock on behalf of this portfolio segment will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the relevant BlackRock portfolio managers to be of similar quality. The assets of this portfolio segment may, however, be invested in securities of any rating.  BlackRock may also invest up to 10% of the assets (measured at the time of investment) attributable to this investment category in distressed securities that are in default or the issuers of which are in bankruptcy when it believes such securities are undervalued. In the event a bond receives a different rating from two or more rating agencies, such bonds, sometimes referred to as “split bonds,” will be considered to have the higher credit rating.

Up to 10% of the assets attributable to this portfolio segment may be invested in non-dollar denominated bonds of issuers located outside of the United States. These non-dollar denominated bond investments may be made on a currency hedged or unhedged basis.  The BlackRock portfolio managers responsible for implementing this investment strategy may also invest in non-U.S. and emerging market securities and currencies.

To add additional diversification, the relevant BlackRock portfolio management team may invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security. Collateralized bond obligations are securities backed by a diversified pool of high yield securities. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The Portfolio considers such investments to be debt securities. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

The BlackRock portfolio managers responsible for implementing this investment strategy may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). This portfolio segment may also seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

Global Tactical Asset Allocation.  The Global Tactical Asset Allocation (“GTAA”) strategy employs a flexible investment approach across a diversified range of global asset classes such as equities, bonds, and real assets. GTAA will be used as a completion strategy to access and adjust exposures to various asset classes, in addition to the underlying strategy allocations. GTAA also serves as the overlay strategy to enhance the total return and manage the portfolio risk at the aggregate level. Some leverage may be employed opportunistically to achieve both purposes. Derivatives, ETFs, and cash securities may be used within the GTAA strategy. In the context of a mutual fund strategy, BlackRock expects that that the GTAA overlay will be deployed in a manner that is consistent with the leverage restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”).

Asset Allocation Ranges for BlackRock Portfolio.  As set forth above, the BlackRock Portfolio may gain exposure to the relevant asset classes directly through investments in securities or ETFs, or through the use of derivatives and other financial instruments. The BlackRock Portfolio’s minimum, neutral, and maximum exposures to the relevant asset classes is set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities	30%	40%	50%
Investment Grade Bonds	20%	30%	40%
“Junk Bonds”*	5%	15%	25%
REITs	0%	10%	20%**
Commodities	0%	5%	15%**

* Fixed-income securities rated below investment grade and unrated securities of similar credit quality are commonly referred to as “junk bonds”.  Junk Bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

**Notwithstanding the individual maximum exposures for the REIT (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to these asset classes is 30% of the BlackRock Portfolio’s net assets.

Analysis of Investment Objectives and Principal Investment Policies of the Portfolios

As set forth above, the investment objectives of the Growth Portfolio and the BlackRock Portfolio are substantially similar. The Growth Portfolio seeks to obtain the highest potential total return consistent with the specified level of risk tolerance while the BlackRock Portfolio seeks a high total return consistent with a moderate level of risk.  No assurance can be given that either Portfolio will achieve its investment objective.

Each Portfolio is a global asset allocation vehicle that seeks to provide exposure to domestic and foreign equity and fixed-income securities.  There are, however, differences between the Portfolios.  The Growth Portfolio is a “fund-of-funds” that invests substantially all of its assets in Underlying Portfolios while the BlackRock Portfolio will invest directly in equity securities, fixed-income securities, and derivative instruments.  The Growth Portfolio’s investments in Underlying Portfolios will result in more exposure for that Portfolio to the equity asset class and less exposure to the fixed-income asset class than the BlackRock Portfolio.  It is expected, however, that the BlackRock Portfolio will have greater exposure to derivative instruments, REITs, and commodities through its Global Tactical Asset Allocation strategy than the Growth Portfolio under normal circumstances.  It is further expected that the BlackRock Portfolio will have greater exposure to “junk bonds” than the Growth Portfolio under normal circumstances.

Assuming completion of the Reorganization, it is expected that the Combined Fund will be managed in accordance with the investment objective and policies of the BlackRock Portfolio.

Principal Risks of the Portfolios

The risks identified below are the principal risks of investing in the Portfolios. For purposes of this discussion, references to the risks associated with the securities and investment methods that the Growth Portfolio may directly invest in or use will be deemed to include the risks associated with the securities and investment methods that the relevant Underlying Portfolios may invest in or use.  All investments have risks to some degree and it is possible that you could lose money by investing in each Portfolio. An investment in each Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each Portfolio makes every effort to achieve its objective, it can’t guarantee success.

Each of the Growth Portfolio and the BlackRock Portfolio is subject to the principal risks set forth below.

Market and Management Risk. Market risk is the risk that the markets in which each Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns gloomy, the price of all securities may decline. Management risk is the risk that the relevant subadviser’s investment strategy will not work as intended. All decisions by a subadviser require judgment and are based on imperfect information.

Equity Securities Risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by a Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes the following risks:

•                  Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. Each Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments may not be available.

•                  Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.

•                  Foreign market risk. Foreign markets tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the United States, which may result in lower recoveries for investors.

•                  Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the U.S.

•                  Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

•                  Political risk. Political developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

•                  Regulatory risk. Some foreign governments regulate their exchanges less stringently than the U.S., and the rights of shareholders may not be as firmly established as in the U.S.

•                  Taxation risk. Many foreign markets are not as open to foreign investors as U.S. markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

•                  Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, ratings are only the opinions of the agencies issuing them and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Some but not all U.S. government securities are insured or guaranteed by the U.S. government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for U.S. government securities than for other investment-grade securities, the return may be lower.

•                  Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all.

•                  Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation.

High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. As noted above, the BlackRock Portfolio may invest up to 25% of its net assets in “junk bonds”.

Asset-Backed Securities Risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated, which may require the Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates. Asset-backed securities may also be subject to extension risk, which is the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent the Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates. The more a Portfolio is exposed to longer-term securities, the more likely it will be affected by changes in interest rates.

Mortgage-Backed Securities Risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Many mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government-sponsored enterprises such as Freddie Mac or Fannie Mae. Currently, Freddie Mac and Fannie Mae are in government conservatorship.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. Each Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.

As described above, it is expected that BlackRock will employ derivative instruments within the GTAA strategy to: (i) access and adjust exposures to various asset classes, (ii) access and adjust exposures to the relevant Investment Strategies, (iii) enhance the total return of the BlackRock Portfolio, and/or (iv) manage the aggregate risk of the BlackRock Portfolio. It is also expected that approximately 30% of the BlackRock Portfolio’s net assets will be initially allocated to the GTAA strategy.  Such estimate is preliminary and subject to change.  As a result, the BlackRock Portfolio could have significant exposure to derivative instruments.  The Growth Portfolio may have exposure to derivative instruments through its investments in the Underlying Portfolios.

The use of derivatives involves a variety of risks, including:

•                  Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.

•                  Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

•                  Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated derivatives may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated derivatives, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).

•                  Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.

The BlackRock Portfolio is subject to the additional principal risks set forth below.

Asset Transfer Program Risk. The BlackRock Portfolio will be used in connection with certain benefit programs under Prudential variable annuity contracts, including certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally requires contract owners to participate in certain specialized asset transfer programs under which Prudential will monitor each contract owner’s account value and, if necessary, will systematically transfer amounts between the selected sub-accounts and sub-accounts investing in certain target maturity bond portfolios. The transfers are based on mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.  The Growth Portfolio is not used in connection with these benefit programs.  As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract owner’s account value within the selected sub-accounts) and certain market return scenarios involving “flat” returns over a period of time may cause Prudential to transfer some or all of such contract owner’s account value to a target maturity bond portfolio sub-account. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by certain fixed income investments.

The asset transfers may, however, result in large-scale asset flows into and out of the BlackRock Portfolio and subject the BlackRock Portfolio to certain risks. The asset transfers could adversely affect the BlackRock Portfolio’s investment performance by requiring BlackRock to purchase and sell securities at inopportune times and by otherwise limiting BlackRock’s ability to fully implement the BlackRock Portfolio’s investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the BlackRock Portfolio compared to other similar funds.  Because the Growth Portfolio is not used in connection with the above-referenced types of benefit programs, it is not subject to these types of risks.

For more information on the benefit programs and asset transfer programs, please see your contract prospectus.

Expense Risk. Your actual cost of investing in the BlackRock Portfolio may be higher than the expenses shown in this Prospectus/Proxy Statement under the caption “Summary—Fees and Expenses—Annual Portfolio Operating Expenses” for a variety of reasons. For example, fund operating expense ratios may be higher than those shown if the Black Rock Portfolio suffers a decline in net assets. Net assets are more likely to decrease and the BlackRock Portfolio’s expense ratios are more likely to increase when markets are volatile.

As set forth above, the BlackRock Portfolio will pay the Participating Insurance Companies an administrative services fee of 0.10% of its average daily net assets on an annualized basis, subject to certain voluntary asset-based breakpoints. Such administrative fee will compensate the Participating Insurance Companies for providing certain services to beneficial shareholders, including the printing and mailing of Portfolio prospectuses and shareholder reports.  The Growth Portfolio is not currently subject to the above-described administrative services fee. In addition, the historical annualized operating expense ratio of the Growth Portfolio for the 12-month period ended June 30, 2010 (i.e., 0.97%) is lower than the estimated annualized operating expense ratio of the BlackRock Portfolio for the first fiscal year of operations (i.e., 1.18%).  Although PI and AST have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Combined Portfolio so that its investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fee, Underlying Portfolio fees and expenses, and extraordinary expenses) will not exceed 1.08% of its average daily net assets from the closing date for the Reorganization through May 1, 2012, PI and AST are not required to maintain, and may terminate, such contractual expense cap after that date.

Real Estate Risk. The BlackRock Portfolio may invest up to 20% of its net assets in REITs and real estate-linked derivative instruments.  Investments in REITs and real estate-linked derivative instruments will subject the BlackRock Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Commodity Risk. The BlackRock Portfolio may invest up to 15% of its net assets in commodity-linked derivative instruments.  A commodity-linked derivative instrument is an financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and have may be volatile than the prices of investments in traditional equity and debt securities.

The Growth Portfolio is subject to the additional principal risk set forth below.

“Fund-of-Funds” Risk. As described above, the Growth Portfolio is structured as a “fund of funds,” which means that it invests primarily in other Portfolios, which are referred to as “Underlying Portfolios.” In addition to the risks associated with the indirect investment in the Underlying Portfolios, the Growth Portfolio is subject to the following additional risks:

•                  To the extent that the Growth Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, the Growth Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, the Growth Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, the Growth Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.

•                  The ability of the Growth Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other funds with similar investment objectives and strategies.

•                  The performance of the Growth Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other funds pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other funds pursuing similar strategies. PI and QMA seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.

•                  There is a potential conflict of interest between the Growth Portfolio and its advisers, PI and QMA. Because the amount of the investment management fees to be retained by PI and its affiliates may differ depending upon which Underlying Portfolios are used in connection with the Growth Portfolio, there is a potential conflict of interest for PI and QMA in selecting the Underlying Portfolios. In addition, PI and QMA may have an incentive to take into account the effect on an Underlying Portfolio in which the Growth Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although PI and QMA take steps to address the potential conflicts of interest, it is possible that the conflicts could impact the Growth Portfolio.

Performance

A number of factors, including risk, can affect how the Growth Portfolio has performed. The bar chart and table provide some indication of the risks of investing in the Growth Portfolio by showing changes in its investment performance from year to year and by showing how its average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Growth Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Growth Portfolio’s performance compares to the returns of a primary and secondary asset allocation custom blended index which includes stocks of companies with similar investment objectives. The Investment Manager composed the primary asset allocation custom blended index to consist if the Russell 3000 Index (64%), the Barclays Capital U.S. Aggregate Bond Index (20%) and the MSCI EAFE Index (GD) (16%) and the secondary growth asset allocation custom blended index to consists of the S&P 500 Index (80%) and the Barclays Capital Aggregate Bond Index (20%). The Investment Manager determined the weight of each index in the custom blended indices.

SP Growth Asset Allocation Portfolio

Annual Total Returns (Class I Shares)

Best Quarter: 2nd Quarter 2009 15.44% Worst Quarter: 4th Quarter 2008 -18.72%

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	Since Inception (9/22/00)

Class I Shares	26.22%	1.59%	.96%

Index (reflects no deduction for fees, expenses or taxes)

S&P 500 Index	26.47%	.42%	-.88%

Primary Growth AA Custom Blended Index	24.64%	2.39%	1.71%

Secondary Growth AA Custom Blended Index	22.47%	1.52%	.71%

AST BlackRock Global Strategies Portfolio

The BlackRock Portfolio has no assets and has not yet commenced operations as of the date of this Prospectus/Proxy Statement.  As a result, no performance information is presented for the BlackRock Portfolio.

Capitalizations of Growth Portfolio and BlackRock Portfolio Before and After Reorganization

The following table sets forth as of June 30, 2010: (i) the capitalization of the Growth Portfolio, (ii) the capitalization of the BlackRock Portfolio and (iii) the pro forma capitalization of the BlackRock Portfolio as adjusted to give effect to the Reorganization.

	SP Growth Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio	Adjustments		AST BlackRock Global Strategies Portfolio (Pro Forma Surviving)
Net Assets	$711,100,199	$0			$711,100,199
Total shares outstanding	95,931,836	0	24,821,816	(a)	71,110,020
Net asset value per share	$7.41	$0			$10.00

(a)   Reflects the change in shares of the Growth Portfolio upon conversion into the BlackRock Portfolio. Shareholders of the Growth Portfolio would become shareholders of the BlackRock Portfolio, receiving shares of the BlackRock Portfolio equal to the value of their holdings in the Growth Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE PORTFOLIOS

This section provides more information about: (i) the Investment Manager, (ii) BlackRock Financial Management, Inc., the sole subadviser to the BlackRock Portfolio, and (iii) Quantitative Management Associates LLC, the sole subadviser to the Growth Portfolio.  As set forth above, the term “Investment Manager” is used throughout this Prospectus/Proxy Statement to refer to Prudential Investments LLC and AST Investment Services, Inc. as it relates to the Trust and the BlackRock Portfolio and to Prudential Investments LLC as it relates to the Fund and the Growth Portfolio.

Investment Manager. Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 and AST Investment Services, Inc. (“AST”), One Corporate Drive, Shelton, Connecticut 06484 serve as the co-investment managers for the Trust and the BlackRock Portfolio. Prudential Investments LLC (“PI”) serves as the sole investment manager for the Fund and the Growth Portfolio. PI and AST are both wholly owned subsidiaries of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 0712-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102-4077. As of October 31, 2010, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $139.2 billion. The Investment Management Agreements for the Portfolios (together, the “Management Agreements”) provide that the Investment Manager will furnish each Portfolio with investment advice and administrative services subject to the supervision of the relevant Board and in conformity with the stated policies of the applicable Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

Each of the Trust and the Fund uses a “manager-of-managers” structure with respect to the relevant Portfolio. Under that structure, the Investment Manager has engaged the relevant subadviser to conduct the investment program of the relevant Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Investment Manager is responsible for monitoring the activities of QMA with respect to the Growth Portfolio and BlackRock with respect to the BlackRock Portfolio and reporting on such activities to the relevant Board. The Trust and the Fund have obtained an exemption from the SEC that permits the Investment Manager, subject to approval by the relevant Board, to change subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of those changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust and the Fund) is intended to facilitate the efficient supervision and management of subadvisers by the Investment Manager and the relevant Board.

Under normal conditions, the Investment Manager will determine the division of the assets of a Portfolio among its subadvisers to the extent a Portfolio has more than one subadviser.  To the extent a Portfolio has more than one subadviser, all daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the subadvisers for a Portfolio as the Investment Manager deems appropriate. The Investment Manager may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice to the extent a Portfolio has more than one subadviser. As a consequence, the Investment Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment to the extent a Portfolio has more than one subadviser.  To the extent a Portfolio has more than one subadviser, reallocations of assets among the subadvisers may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain subadvisers may simultaneously favor the same industry. To the extent applicable, the Investment Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration within the meaning of the 1940 Act. In addition, if a Portfolio has more than one subadviser, if one subadviser buys a security as another subadviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. To the extent applicable, the Investment Manager will consider these costs in determining the allocation of assets or cash flows among the subadvisers for a Portfolio. The Investment Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders if a Portfolio has more than one subadviser.

A discussion regarding the basis for the approval of the investment management and subadvisory agreements for the Trust and the Fund is available in the semi-annual report (for agreements approved during the six-month period ended June 30), and in the annual report (for agreements approved during the six-month period ended December 31) for the Trust and the Fund, respectively.

Subadvisers of the Portfolios. Information about the subadviser for each Portfolio is set forth below.

Portfolio	Investment Subadviser
SP Growth Asset Allocation Portfolio	Quantitative Management Associates LLC
AST BlackRock Global Strategies Portfolio	BlackRock Financial Management, Inc.

Quantitative Management Associates LLC (“QMA”) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA manages equity and balanced portfolios for institutional and retail clients. As of June 30, 2010, QMA managed approximately $73.46 billion in assets. QMA’s address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

BlackRock Financial Management, Inc. (“BlackRock”) is a registered investment adviser and a commodity pool operator organized in Delaware. BlackRock and its affiliates had approximately $3.445 trillion in investment company and other portfolio assets under management as of June 30, 2010. BlackRock’s address is 55 East 52nd Street, New York, New York 10055.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Fund Ownership—Growth Portfolio.  The Fund’s Statement of Additional Information, dated May 1, 2010 (the “Fund SAI”), provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Growth Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest — Growth Portfolio. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the Growth Portfolio, the Fund SAI contains an explanation of the structure of, and method(s) used by QMA to determine, portfolio manager compensation. For each such portfolio manager for the Growth Portfolio, the Fund SAI also contains an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Growth Portfolio’s investments and investments in other accounts.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Fund Ownership—BlackRock Portfolio.  Exhibit A to the SAI provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the BlackRock Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest — BlackRock Portfolio. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the BlackRock Portfolio, Exhibit A to the SAI contains an explanation of the structure of, and method(s) used by BlackRock to determine, portfolio manager compensation. For each such portfolio manager for the BlackRock Portfolio, the SAI also contains an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the BlackRock Portfolio’s investments and investments in other accounts.

Contractual and Effective Investment Management Fee Rates for the Portfolios.  The Reorganization, if approved by the shareholders of the Growth Portfolio, will result in an increase in the contractual investment management fee rate and the effective investment management fee rate payable by shareholders. The Growth Portfolio pays a contractual investment management fee rate of 0.05% of its average daily net assets. The Growth Portfolio, however, also indirectly pays investment management fees on its investments in the relevant Underlying Portfolios.  Based on the Growth Portfolio’s net assets as of June 30, 2010, the estimated annualized gross effective investment management fee rate for the Growth Portfolio was 0.81%.  This estimated annualized gross effective investment management fee rate includes: (i) the 0.05% contractual investment management fee paid directly to the Investment Manager by the Growth Portfolio plus (ii) the estimated annualized weighted average of the investment management fees paid to the Investment Manager by the Underlying Portfolios (i.e., 0.76%) based on the holdings of the Growth Portfolio as of June 30, 2010.  The BlackRock Portfolio will pay a contractual investment management fee rate of 1.00% of its average daily net assets. The BlackRock Portfolio, however, will also indirectly pay investment management fees on its investments in the relevant ETFs.  Assuming completion of the Reorganization as of June 30, 2010, the BlackRock Portfolio’s estimated annualized gross effective investment management fee rate would have been 1.03% (i.e., the 1.00% contractual investment management fee to be paid directly to the Investment Manager by the BlackRock Portfolio plus the estimated annualized weighted average of the investment management fees to be paid to the investment managers for the ETFs based upon the BlackRock Portfolio’s initial ETF holdings).

Contractual Expense Cap for Combined Portfolio After Reorganization.   Assuming completion of the Reorganization, PI and AST have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Combined Portfolio so that the Combined Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, Underlying Portfolio fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Combined Portfolio’s average daily net assets through May 1, 2012.  This expense limitation may not be terminated or modified prior to May 1, 2012, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after May 1, 2012 will be subject to review by the Investment Manager and the Trust Board.

 INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization for Growth Portfolio and the BlackRock Portfolio. This section is only a summary of the Agreement and Plan. You should read the actual Agreement and Plan attached as Exhibit A.

Reasons for the Reorganization

Based on a recommendation of the Investment Manager, the Trustees of the Fund and the Trust, including all of the Trustees who are not “interested persons” of the Fund and the Trust within the meaning of the 1940 Act (collectively, the “Independent Trustees”), have unanimously approved the Reorganization.  The Trustees of the Fund also unanimously recommended that the beneficial shareholders of the Growth Portfolio approve the Reorganization. The Trustees of the Fund and the Trust also unanimously determined that the Reorganization would be in the best interests of the beneficial shareholders of each Portfolio, and that the interests of the shareholders of each Portfolio would not be diluted as a result of the Reorganization.

The Investment Manager provided the Trustees with detailed information regarding each Portfolio, including its investment management fee, total expenses, asset size, and performance. At a meeting held on December 15-16, 2010, the Fund Board and the Trust Board considered:

• That the investment objectives of the Portfolios are substantially similar (i.e., the investment objectives of the Growth Portfolio is to seek to obtain the highest potential total return consistent with the specified level of risk tolerance while the investment objective of the BlackRock Portfolio is to seek a high total return consistent with a moderate level of risk);

• That the principal investment policies of the Portfolios are similar in that each Portfolio is a global asset allocation vehicle that seeks to provide exposure to domestic and foreign equity and fixed-income securities;

• The relative past and current growth in assets and future prospects of the Target Portfolio and the expected growth in assets and future prospects of the Combined Fund;

• The historical investment performance of the Target Portfolio and its performance benchmark;

• The historical investment performance for the BlackRock composites for the U.S. Large-Cap Core Equity strategy, the Global Equity Focus strategy, the Global Inflation-Linked Bonds strategy, the AlphaCredit Investment Grade Bond strategy, and the U.S. Fundamental High Yield Bond strategy and for their respective corresponding benchmark indexes;

• Hypothetical performance information based on the expected initial allocation across all of the Investment Strategies to be used in connection with the Blackrock Portfolio, including the Global Tactical Asset Allocation strategy, and a variety of assumptions;

•  Although the historical annualized operating expense ratio of the Growth Portfolio for the 12-month period ended June 30, 2010 (i.e., 0.97%) is lower than the estimated annualized operating expense ratio of the BlackRock Portfolio for the first fiscal year of operations (i.e., 1.18%), PI and AST have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Combined Portfolio so that its investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fee, Underlying Portfolio fees and expenses, and extraordinary expenses) will not exceed 1.08% of its average daily net assets from the closing date for the Reorganization through May 1, 2012.

• All costs and expenses directly related to the Reorganization will be paid by PI, AST, or their affiliates.

• BlackRock is the sole subadviser to the BlackRock Portfolio and it is expected that BlackRock will continue to serve as the sole subadviser for the Combined Fund after the Reorganization; and

• Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Growth Portfolio immediately prior to the Reorganization.

For the reasons discussed above, the Board of Trustees of The Prudential Series Fund unanimously recommends that you vote FOR the Agreement and Plan.

If shareholders of the Growth Portfolio do not approve the Agreement and Plan, the Fund Board will consider other possible courses of action, including, among others, consolidation of the Growth Portfolio with one or more portfolios of the Fund, one or more portfolios of the Trust other than the BlackRock Portfolio, or unaffiliated funds, or liquidation of the Growth Portfolio.

Closing of the Reorganization

If shareholders of the Growth Portfolio approve the Agreement and Plan, the Reorganization will take place after various conditions are satisfied by the Fund on behalf of the Growth Portfolio and by the Trust on behalf of the BlackRock Portfolio, including the preparation of certain documents. The Fund and the Trust will determine a specific date for the actual Reorganization to take place. This is called the “closing date.” If the shareholders of the Growth Portfolio do not approve the Agreement and Plan, the Reorganization will not take place for the Growth Portfolio, and the Fund Board will consider alternative courses of actions, as described above.

If the shareholders of the Growth Portfolio approve the Agreement and Plan, the Growth Portfolio will deliver to the BlackRock Portfolio all of its assets on the closing date, the BlackRock Portfolio will assume all of the liabilities of the Growth Portfolio on the closing date, and the BlackRock Portfolio will issue the BlackRock Portfolio Shares to the Growth Portfolio. The BlackRock Portfolio Shares received by the Growth Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Growth Portfolio shares that are outstanding immediately prior to the Reorganization.  The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Growth Portfolio will beneficially own shares of the BlackRock Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the BlackRock Portfolio. The stock transfer books of the Growth Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Growth Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the closing date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Fund and the Trust may amend the Agreement and Plan without shareholder approval. The Fund and the Trust may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the Growth Portfolio.

Expenses of the Reorganization

All costs and expenses directly related to the Reorganization will be paid by PI, AST, or their affiliates.  These costs and expenses are estimated to be approximately $217,000 and include, among other things, costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related outside counsel and independent registered public accounting firm costs.

The Investment Manager expects that the Growth Portfolio will redeem all of its holdings in the relevant Underlying Portfolios in exchange for cash immediately prior to the closing date and that the Growth Portfolio will transfer such cash to the BlackRock Portfolio to complete the Reorganization.

Certain Federal Income Tax Considerations

Each Portfolio currently intends to be treated as a partnership for U.S. federal income tax purpose. As a result, each Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Portfolios, including the application of state and local taxes.

The Growth Portfolio complies and the BlackRock Portfolio intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, each Portfolio declares and distributes any net realized long- and short-term capital gains at least annually, either during or after the close of the portfolio’s fiscal year. Distributions are made to the various separate accounts (not to Contract owners) in the form of additional shares (not in cash).

The Reorganization may entail various consequences, which are discussed under the caption “Federal Income Tax Consequences of the Reorganization.”

Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is intended to qualify for federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to each Portfolio’s obligation to complete the Reorganization that the Portfolios will have received an opinion from Shearman & Sterling LLP, special tax counsel to the Fund and the Trust, based upon representations made by the Fund on behalf of the Growth Portfolio and the Trust on behalf of the BlackRock Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Agreement and Plan should constitute a tax-free transaction for federal income tax purposes.

Each Portfolio is treated as a partnership for federal income tax purposes. Based on such treatment and certain representations made by the Fund on behalf of the Growth Portfolio and the Trust on behalf of the BlackRock Portfolio relating to the Reorganization, for federal income tax purposes (references to “shareholders” are to the Participating Insurance Companies):

1.  Because the BlackRock Portfolio should be treated for federal income tax purposes as a continuation of the Growth Portfolio, the transfer by the Growth Portfolio of all of its assets to the BlackRock Portfolio, in exchange solely for the BlackRock Portfolio Shares, the assumption by the BlackRock Portfolio of all of the liabilities of the Growth Portfolio, and the distribution of the BlackRock Portfolio Shares to the shareholders of the Growth Portfolio in complete liquidation of the Growth Portfolio, should be tax-free to the shareholders of the Growth Portfolio.

2.  The shareholders of the Growth Portfolio should not recognize gain or loss upon the exchange of all of their shares solely for BlackRock Portfolio Shares, as described in this Prospectus/Proxy Statement and the Agreement and Plan.

3.  No gain or loss should be recognized by the Growth Portfolio upon the transfer of its assets to the BlackRock Portfolio in exchange solely for BlackRock Portfolio Shares and the assumption by the BlackRock Portfolio of the liabilities, if any, of the Growth Portfolio. In addition, no gain or loss should be recognized by the Growth Portfolio on the distribution of such BlackRock Portfolio Shares to the shareholders of the Growth Portfolio (in liquidation of the Growth Portfolio).

4.  No gain or loss should be recognized by the BlackRock Portfolio upon the acquisition of the assets of the Growth Portfolio in exchange solely for BlackRock Portfolio Shares and the assumption of the liabilities, if any, of the Growth Portfolio.

5.  The BlackRock Portfolio’s tax basis for the assets acquired from the Growth Portfolio should be the same as the tax basis of these assets when held by the Growth Portfolio immediately before the transfer, and the holding period of such assets acquired by the BlackRock Portfolio should include the holding period of such assets when held by the Growth Portfolio.

6.  A Growth Portfolio shareholder’s tax basis for the BlackRock Portfolio Shares to be received by it pursuant to the Reorganization should be the same as its tax basis in the Growth Portfolio shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder’s share of the liabilities of the Portfolios as a result of the Reorganization.

7.  The holding period of the BlackRock Portfolio Shares to be received by the shareholders of the Growth Portfolio should include the holding period of their Growth Portfolio shares exchanged therefor, provided such portfolio shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service (IRS) or the courts. Shareholders of the Growth Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to the federal income tax consequences.

Characteristics of BlackRock Portfolio Shares

Assuming completion of the Reorganization, the BlackRock Portfolio Shares to be distributed to the Growth Portfolio and its shareholders in exchange for the BlackRock Portfolio’s acquisition of the assets of the Growth Portfolio and the BlackRock Portfolio’s assumption of the liabilities of the Growth Portfolio will have substantially similar legal characteristics as the shares of the Growth Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Growth Portfolio is a separate series of the Fund. The Fund is organized as a Delaware statutory trust. The BlackRock Portfolio is a separate series of the Trust. The Trust is organized as a Massachusetts business trust. Under Delaware and Massachusetts law, the shareholders of the Portfolios generally have no personal liability for each Portfolio’s acts or obligations.

VOTING INFORMATION

Approval of the Reorganization requires approval by a majority of the outstanding voting securities of the Growth Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Growth Portfolio’s outstanding voting securities is the lesser of (i) 67% of the Growth Portfolio’s outstanding voting securities represented at a meeting at which more than 50% of the Growth Portfolio’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Growth Portfolio’s outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Growth Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Fund’s Agreement and Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Fund shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Growth Portfolio, will vote all shares of the Growth Portfolio, including shares owned by a Participating Insurance Company in its general account and shares, for which it does not receive instruction from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the Reorganization, against the Reorganization, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners (“Shadow Voting”). The presence at the Meeting of the Participating Insurance Companies affiliated with the Investment Manager will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve the Reorganization and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Reorganization.

How to Vote

You can vote your shares in any one of three ways:

•   By mail, with the enclosed voting instruction card,

•   In person at the Meeting, or

•   By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the relevant Participating Insurance Company in favor of the Agreement and Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Fund, by execution of subsequent voting instructions, or by voting in person at the Meeting.

Other Matters

The Fund Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before any of the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Fund or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Fund may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Fund may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE FUND, THE TRUST, AND THE PORTFOLIOS

The Growth Portfolio is a separate series of The Prudential Series Fund, which is an open-end management investment company registered with the SEC under the 1940 Act. The BlackRock Portfolio is a separate series of Advanced Series Trust, which is also an open-end management investment company registered with the SEC under the 1940 Act. Each Portfolio is, in effect, a separate mutual fund.

Additional information about the BlackRock Portfolio is included in Exhibit B.  Additional information about the Growth Portfolio is included in the prospectus for the Fund, dated May 1, 2010, and the portions of that prospectus relating to the Growth Portfolio are incorporated herein by reference. Further information about the BlackRock Portfolio is included in the SAI.  The SAI is incorporated herein by reference. Further information about the Growth Portfolio is included in the Statement of Additional Information of the Fund, dated May 1, 2010, and the portions of that document relating to the Growth Portfolio are incorporated herein by reference. These documents are available upon request and without charge by calling 1-888-778-2888 or by writing to the Fund or the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Fund, on behalf of the Growth Portfolio, and the Trust, on behalf of the BlackRock Portfolio, file proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Fund and the Trust also prepare annual reports, which include the management discussion and analysis. The annual reports are available both from the SEC and from the Fund and the Trust. These materials can be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, New York 10279. Also, copies of such material can be obtained from the SEC’s Public Reference Section, Washington, DC 20549-6009, upon payment of prescribed fees, or from the SEC’s Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Growth Portfolio had [                          ] outstanding shares.  As of the Record Date, all of the shares of the Growth Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct it as to how to vote Growth Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the Growth Portfolio.  As of the Record Date, the BlackRock Portfolio had zero outstanding shares.

Portfolio	Beneficial Owner Name*	Address	Percent Ownership
SP Growth Asset Allocation Portfolio				%
SP Growth Asset Allocation Portfolio				%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Fund, as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.  As of the Record Date, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of the Growth Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Growth Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the Growth Portfolio for the years ended December 31, 2009, 2008, 2007, 2006, and 2005 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The reports of KPMG LLP, the Fund’s independent registered public accounting firm, for the years ended December 31, 2009, 2008, 2007, 2006, and 2005 are included in the Fund’s Annual Report to Shareholders for the Growth Portfolio for the year in question, which reports are available upon request.  The financial highlights for the Growth Portfolio for the six-month period ended June 30, 2010 are unaudited and are included in the Fund’s Semi-Annual Report to Shareholders for the Growth Portfolio, which is available upon request.

The financial highlights for the Growth Portfolio audited by KPMG LLP have been incorporated in reliance on their reports given on their authority as experts in auditing and accounting.

No financial highlights are presented for the BlackRock Portfolio because it has no assets and has not yet commenced operations as of the date hereof.

Financial Highlights

(Unaudited)

	SP Growth Asset Allocation Portfolio
	Six Months Ended		Year Ended December 31,
	June 30, 2010		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$8.03		$6.60	$11.59	$11.17	$10.23	$9.80

Income (Loss) From Investment Operations:
Net investment income	0.10		0.16	0.16	0.18	0.16	0.19
Net realized and unrealized gain (loss) on investments	(0.56)		1.53	(4.01)	0.85	1.13	0.66

Total from investment operations	(0.46)		1.69	(3.85)	1.03	1.29	0.85

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—	(0.06)
Distributions from net realized gains	—		—	—	—	—	(0.36)
Distributions	(0.16)		(0.26)	(1.14)	(0.61)	(0.35)	—

Total dividends and distributions	(0.16)		(0.26)	(1.14)	(0.61)	(0.35)	(0.42)

Net Asset Value, end of period	$7.41		$8.03	$6.60	$11.59	$11.17	$10.23

Total Return(a)	(5.81)%		26.22%	(36.36)%	9.23%	12.88%	9.24%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$711.1		$792.8	$694.8	$1,252.7	$1,283.9	$1,212.0
Ratios to average net assets(b):
Expenses	0.07	%(c)	0.07%	0.07%	0.06%	0.05%	0.05%
Net investment income	2.21	%(c)	2.15%	1.57%	1.32%	1.50%	2.65%
Portfolio turnover rate	10	%(d)	22%	29%	21%	25%	18%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.  Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.  Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Annualized.
(d)	Not annualized.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A

Agreement and Plan of Reorganization, by and between The Prudential Series Fund, on behalf of SP Growth Asset Allocation Portfolio, and Advanced Series Trust, on behalf of AST BlackRock Global Strategies Portfolio.

B	Additional Information Relating to AST BlackRock Global Strategies Portfolio.

EXHIBIT A TO PROSPECTUS/PROXY STATEMENT

Agreement and Plan of Reorganization, by and between The Prudential Series Fund, on behalf of
SP Growth Asset Allocation Portfolio, and Advanced Series Trust, on behalf of AST BlackRock Global Strategies Portfolio

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ADVANCED SERIES TRUST
THE PRUDENTIAL SERIES FUND

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made as of this 13th day of January, 2011 by and between Advanced Series Trust (“AST”), a business trust organized under the laws of The Commonwealth of Massachusetts on behalf of the portfolio listed in Schedule A to this Plan (the “Acquiring Portfolio”), and The Prudential Series Fund, a Delaware statutory trust (“PSF”) on behalf of the portfolio listed in Schedule A to this Plan (the “Target Portfolio”), each having its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. Together, the Target Portfolio and Acquiring Portfolio are referred to as the “Portfolio.”

The reorganization for the Target Portfolio (hereinafter referred to as the “Reorganization”) is intended to constitute a tax-free transaction for federal income tax purposes and will consist of (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares, par value $0.001 each, of the Acquiring Portfolio (“Acquiring Portfolio Shares”); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST and PSF on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan: (i) PSF shall transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) AST shall cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the “Assets”) shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Acquiring Portfolio on the Closing date (as defined in Section 3, hereinafter the “Closing Date”). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to PSF for the benefit of the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio (“Target Portfolio Shares”) on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio’s Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the “Valuation Time”) using the valuation procedures set forth in AST’s current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST’s current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in PSF’s current effective prospectus.

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3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be April 29, 2011, or such later date as determined in writing by the officers of AST and PSF. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. PSF on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio’s Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio’s custodians. Also, PSF on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio’s account on the Closing Date to the Secretary of PSF, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as PSF on behalf of Target Portfolio may request.

4.  Representations and Warranties by PSF on behalf of the Target Portfolio.

PSF makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of PSF, a Delaware statutory trust organized under the laws of the State of Delaware and validly existing and in good standing under the laws of that jurisdiction. PSF is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”).

(b)  PSF on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in PSF’s Annual Report to Shareholders for the fiscal year ended December 31, 2010, audited by KPMG LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.  The unaudited financial statements appearing in PSF’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2010 present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  PSF has the necessary power and authority to conduct the Target Portfolio’s business as such business is now being conducted.

(e)  PSF on behalf of the Target Portfolio is not a party to or obligated under any provision of PSF’s Agreement and Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(j)  Except as may be disclosed in PSF’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of PSF’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

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5.  Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of AST, a business trust organized under the laws of The Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, par value $0.001, each outstanding share of which is fully paid, non-assessable, freely transferable, and has full voting rights.

(c)  Reserved.

(d)  AST has the necessary power and authority to conduct the Acquiring Portfolio’s business as such business is now being conducted.

(e)  AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST’s Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio intends to satisfy the diversification and look-through requirements of Section 817(h) of the Code from its commencement of operations after completion of the Closing.

(g)  The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, if any, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets, if any, shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i)  Except as may be disclosed in AST’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l)  AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of PSF on behalf of the Target Portfolio.

(a)  At the Closing, PSF on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by PSF’s transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  PSF intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio’s shareholders.

(c)  PSF on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

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7.  Intentions of AST and PSF on behalf of the Portfolios.

(a)  PSF intends to operate the Target Portfolio’s business as presently conducted between the date hereof and the Closing.

(b)  AST intends that, by the Closing, each Portfolio’s Federal and other tax returns and reports, if any, required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns, if any, shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(c)  AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder (“Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders’ meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)  AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

8.  Conditions Precedent to be Fulfilled by PSF and AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the relevant Portfolio shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST and PSF on behalf of the relevant Portfolio shall occur prior to the Closing; and (iii) AST and PSF shall each execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Boards of Trustees of AST and PSF on behalf of the relevant Portfolio.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio’s shareholders all of such Target Portfolio’s investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e)  That there shall be delivered to AST and PSF on behalf of the relevant Portfolio an opinion from Shearman & Sterling LLP, in form and substance satisfactory to AST and PSF, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST and PSF with regard to matters of fact.

(f)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio’s shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

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(g)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

9.  Expenses.

(a)  AST represents and warrants that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b)  The direct expenses of entering into and carrying out the provisions of this Plan shall be borne by Prudential Investments LLC, the investment manager of PSF, or its affiliates.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Target Portfolio) prior to the Closing, or the Closing may be postponed by AST or PSF on behalf of a Portfolio by resolution of the Board of Trustees of AST or PSF, as applicable, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by December 31, 2011, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST and PSF on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or the Target Portfolio, and neither AST, PSF, the Acquiring Portfolio, the Target Portfolio, nor their respective trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by PSF’s or AST’s Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST or PSF on behalf of the Portfolio to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued a Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless PSF on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Entire Plan and Amendments.

This Plan embodies the entire plan of AST and PSF on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST and PSF. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST or PSF on behalf of the Portfolio corresponding to the Portfolio making the assignment.

12.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to either AST or PSF at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, Attention: Secretary.

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13.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST
on behalf of the Acquiring Portfolio listed in Schedule A

/s/ John P. Schwartz	/s/ Stephen Pelletier
Attest: John P. Schwartz,	By: Stephen Pelletier
Title: Assistant Secretary	Title: President

THE PRUDENTIAL SERIES FUND
on behalf of the Target Portfolio listed in Schedule A

/s/ John P. Schwartz	/s/ Stephen Pelletier
Attest: John P. Schwartz,	By: Stephen Pelletier
Title: Assistant Secretary	Title: President

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Schedule A to Agreement and Plan of Reorganization

Portfolio of The Prudential Series Fund
(the Target Portfolio)

SP Growth Asset Allocation Portfolio

Portfolio of Advanced Series Trust
(the Acquiring Portfolio)

AST BlackRock Global Strategies Portfolio

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Exhibit B

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

Additional Information Relating to AST BlackRock Global Strategies Portfolio, dated January 19, 2011

Advanced Series Trust (the Trust) is an investment vehicle for life insurance and variable annuity companies (collectively, the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Exhibit B to the Prospectus/Proxy Statement. Please read the prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses. The Portfolio addressed in this Exhibit B to the Prospectus/Proxy Statement is set forth below:

AST BlackRock Global Strategies Portfolio

SUMMARY: AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the AST BlackRock Global Strategies Portfolio (the BlackRock Portfolio or the Portfolio) is to seek a high total return consistent with a moderate level of risk.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Estimated Annual Portfolio Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None

Other Expenses	0.15%
Underlying Portfolio Fees & Expenses**	0.03%

Estimated Total Annual Portfolio Operating Expenses	1.18%
Fee Waiver or Expense Reimbursement***	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement***	1.11%

* The AST BlackRock Global Strategies Portfolio has no assets and has not yet commenced operations as of the date hereof.  The estimated fees and expenses of the AST BlackRock Global Strategies Portfolio are, however, based in part on assumed average daily net assets of $711 million for the Portfolio (i.e., the approximate amount of net assets that would have been acquired from the SP Growth Asset Allocation Portfolio had the proposed reorganization transaction been completed) for the fiscal year ending December 31, 2011.

** The AST BlackRock Global Strategies Portfolio will indirectly bear a pro rata portion of the fees and expenses of the exchange traded funds (ETFs) in which it expects to invest. The expenses shown under “Underlying Portfolio Fees and Expenses” represent a weighted average of the expense ratios of the ETFs in which the AST BlackRock Global Strategies Portfolio expects to invest based upon its expected initial holdings in those ETFs.  Such expected holdings are preliminary and subject to change.  Purchases and sales of ETFs by the AST BlackRock Global Strategies Portfolio will be subject to brokerage commissions and other transaction-related costs.

*** Assuming completion of the reorganization transaction described in this Prospectus/Proxy Statement,  Prudential Investments LLC and AST Investment Services, Inc. (together, the Investment Managers) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, Underlying Portfolio fees and expenses, and extraordinary expenses) for the AST BlackRock Global Strategies Portfolio do not exceed 1.08% of its average daily net assets through May 1, 2012.  This expense limitation may not be terminated or modified prior to May 1, 2012, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after May 1, 2012 will be subject to review by the Investment Managers and the Board of Trustees of the Trust.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges but does include the effect of the above-described contractual expense cap. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
AST BlackRock Global Strategies	$113	$368

PORTFOLIO TURNOVER

The Portfolio will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, will affect the Portfolio’s performance. No portfolio turnover rate is presented for the Portfolio, because it has not yet commenced operations.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The AST BlackRock Global Strategies Portfolio will be a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, U.S. Treasuries and U.S. government securities), junk bonds, real estate investment trusts (REITs), exchange traded funds (ETFs), and derivative instruments, including commodity-linked derivative instruments.  In seeking to achieve the Portfolio’s investment objective, BlackRock will cause the Portfolio’s assets to be allocated across six investment strategies. The BlackRock Portfolio will have two strategies that invest primarily in equity securities, three strategies that invest primarily in fixed-income securities, and a global tactical asset allocation strategy (the GTAA strategy) that, under normal circumstances, provides exposure to the equity and fixed-income asset classes along with real estate-related and commodity-related investments.  The GTAA strategy will be used: (i) as a completion strategy to access and adjust exposures to various asset classes and underlying strategy allocations and (ii) an overlay strategy to enhance the total return and manage portfolio risk at the aggregate level. Derivatives, ETFs, and cash securities may be used within the GTAA strategy.

The BlackRock Portfolio’s minimum, neutral, and maximum exposures to the relevant asset classes are set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities	30%	40%	50%
Investment Grade Bonds	20%	30%	40%
“Junk Bonds”*	5%	15%	25%
REITs	0%	10%	20%**
Commodities	0%	5%	15%**

* Fixed-income securities rated below investment grade and unrated securities of similar credit quality are commonly referred to as “junk bonds”.  Junk Bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

**Notwithstanding the individual maximum exposures for the REIT (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to these asset classes is 30% of the net assets of the AST BlackRock Global Strategies Portfolio.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, it can’t guarantee success.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Asset transfer program risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and certain bond funds (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Commodity risk. A commodity-linked derivative instrument is an financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and have may be volatile than the prices of investments in traditional equity and debt securities.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to a Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses,” above for a variety of reasons, including, for example, if the Portfolio’s average net assets decreases significantly, such as significant redemptions by another Portfolio that may invest in your Portfolio.

Fixed income securities risk. Investment in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

Foreign investment risk. Investment in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser in making investment decisions for the Portfolio may not produce the desired results.

Mortgage-backed securities risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates.

Real estate risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand for real estate and office space, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment under current tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	BlackRock Investment Management, Inc.	Phil Green	Managing Director	May 2011

AST Investment Services, Inc.

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

ABOUT THE TRUST

About the Trust and its Portfolios

In addition to providing information about the AST Blackrock Global Strategies Portfolio (sometimes referred to herein as the Portfolio), Exhibit B to this Prospectus/Proxy Statement also provides information about Advanced Series Trust (the Trust), which presently consists of 60 separate portfolios (each, a Portfolio and collectively, the Portfolios).  The Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act).

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Trust. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. AST and PI (together, the Investment Managers) have retained one or more subadvisers, each a Subadviser, to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, the Subadvisers and the multi-manager structure is included in “How the Trust is Managed” later in this Exhibit B to the Prospectus/Proxy Statement.

The Trust offers one class of shares in each Portfolio. Shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio of the Trust is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in Exhibit B to this Prospectus/Proxy Statement.

Additional information about the Portfolio is set forth in the following chapters, and is also provided in the Trust’s Statement of Additional relating to the proposed reorganization transaction, dated February [    ], 2010.

MORE DETAILED INFORMATION ON HOW THE PORTFOLIO INVESTS

Investment Objective of BlackRock Portfolio

The investment objective of the BlackRock Portfolio is to seek a high total return consistent with a moderate level of risk. This investment objective is not a fundamental investment policy for the BlackRock Portfolio and, therefore, may be changed by the Board without shareholder approval.  No assurance can be given that the BlackRock Portfolio will achieve its investment objective.  The BlackRock Portfolio has no assets and has not yet commenced operations as of the date of this Prospectus/Proxy Statement.

Principal Investment Policies of BlackRock Portfolio

General. The BlackRock Portfolio will be a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, U.S. Treasuries and U.S. government securities), junk bonds, ETFs, and derivative instruments, including commodity-linked derivative instruments.  In seeking to achieve the BlackRock Portfolio’s investment objective, BlackRock will cause the BlackRock Portfolio’s assets to be allocated across six investment strategies (collectively, the Investment Strategies). The BlackRock Portfolio will have two strategies that invest primarily in equity securities, three strategies that invest primarily in fixed-income securities, and one strategy (i.e., the Global Tactical Asset Allocation strategy) that, under normal circumstances, provides exposure to the equity and fixed-income asset classes along with real estate-related and commodity-related investments.  The current expected initial allocation across the six Investment Strategies is set forth below:

Investment Strategy	Estimated Allocation of BlackRock Portfolio Assets
U.S. Large-Cap Core Equity	7.5%
Global Equity Focus	20%
Inflation-Linked Bonds	7.5%
CoreActive Investment Grade Bond	20%
U.S. High Yield Bond	15%
Global Tactical Asset Allocation	30%

U.S. Large Cap Core Equity.  BlackRock will invest at least 80% of the assets attributable to this investment strategy in equity securities, primarily common stock, of large cap companies located in the United States that are selected from among those that are, at the time of purchase, included in the Russell 1000® Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of December 31, 2010, the lowest market capitalization in this group was approximately $2.8 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

The relevant BlackRock portfolio management team will use a blended investment strategy for this portfolio segment that emphasizes a mix of both growth and value styles and will seek to outperform the Russell 1000® Index.  Growth companies are those whose earnings growth potential appears to the BlackRock portfolio managers responsible for implementing this investment strategy to be greater than the market in general and whose revenue growth is expected to continue for an extended period. Stocks of growth companies typically pay relatively low dividends and sell at relatively high valuations. Value companies are those that appear to be undervalued by the market as measured by certain financial formulas.

In selecting securities from the Russell 1000® Index for this investment strategy, the BlackRock portfolio management team will use a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The BlackRock portfolio managers responsible for implementing this investment strategy will look for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value, among other factors, will also examined — if the BlackRock portfolio management team believes that a company is overvalued, it will not be considered as an investment for the Portfolio. After the initial screening is done, BlackRock will rely on fundamental analysis, a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the U.S. Large Cap Core Equity investment strategy generally will not hold all the stocks from the Russell 1000® Index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, this portion of the Portfolio is not, and does not seek to be, an “index” fund. In seeking to outperform the Russell 1000® Index, however, BlackRock reviews potential investments using certain criteria that are based on the securities in that index. These criteria currently include the following:

• Relative price to earnings and price to book ratios

• Stability and quality of earnings

• Earnings momentum and growth

• Weighted median market capitalization of this portfolio segment

• Allocation among the economic sectors of this portfolio segment as compared to the Russell 1000® Index

• Weighted individual stocks within the Russell 1000® Index.

Global Equity Focus.  Under normal circumstances, at least 80% of the net assets attributable to this investment strategy will be invested in dividend-paying equity securities, primarily common stock, preferred stock, securities convertible into common and preferred stock and non-convertible preferred stock.  Although the assets attributable to the Global Equity Focus investment strategy may be invested in securities of companies of any market capitalization, BlackRock intends to invest primarily in the securities of large capitalization companies. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. BlackRock may invest the assets attributable to this investment strategy in shares of companies through initial public offerings and “new issues.”

Under normal circumstances, BlackRock anticipates that it will allocate a substantial amount (at least 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case at least 30%) of the total assets attributable to the Global Equity Focus investment strategy in foreign securities.  For these purposes, “foreign securities” may include securities of: (i) foreign government issuers; (ii) issuers organized or located outside the U.S.; (iii) issuers which primarily trade in a market located outside the U.S.; and (iv) issuers doing a substantial amount of business outside the U.S., which BlackRock considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The assets attributable to this investment strategy will be allocated among various regions and countries, including the United States. For temporary defensive purposes the BlackRock Portfolio may deviate very substantially from this allocation.  BlackRock may invest the assets attributable to the Global Equity Focus investment strategy in securities of non-U.S. issuers that are U.S. dollar based or non-U.S. dollar based.

Up to 20% of the total assets attributable to this segment of the Portfolio may be invested in global fixed income securities of any duration or maturity, including corporate bonds, U.S. Government debt securities, non-U.S. Government and supranational debt securities (an example of such an entity is the International Bank for Reconstruction and Development (the World Bank)), asset-backed securities, mortgage-backed securities, corporate loans, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). BlackRock will make such investments in fixed income securities on an opportunistic basis.

There are no geographic limits and no specific policies with respect to the number of different countries in which the assets of this Portfolio segment will be invested.  The assets attributable to the Global Equity Focus investment strategy may be invested in both developed and emerging markets. BlackRock may emphasize foreign securities when it expects these investments to outperform U.S. securities.

BlackRock may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase returns or to hedge (or protect) the value of the Portfolio’s assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. BlackRock may enter into currency transactions on a hedged or unhedged basis in order to seek total return. BlackRock may, when consistent with the BlackRock Portfolio’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps. BlackRock may also use forward foreign currency exchange contracts, which are obligations to buy or sell a currency at a pre-determined rate in the future. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index such as the S&P 500 Index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the assets of the BlackRock Portfolio.

The investment process used by the relevant BlackRock portfolio management team will seek to identify and exploit diverse sources of inefficiency by applying a combination of stock-specific analysis, and top-down economic research, across the equity universe and macro-economic environment. In addition to the BlackRock portfolio managers, individual stock research is conducted by global sector, and country, specialists seeking to identify stocks with the following characteristics: (i) sustainable business model; (ii) strong financial position; and (iii) above average dividends.

Inflation-Linked Bonds.  Under normal circumstances, BlackRock will invest at least 80% of the assets attributable to this investment strategy in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as its inflation measure.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  Maturity is the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security. The value of a bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.

This portfolio segment will generally maintain an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real U.S. TIPS Index. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

BlackRock may invest up to 20% of the assets attributable to this investment category in non-investment grade bonds (also referred to as “junk bonds” or “high yield bonds”) or securities of emerging market issuers. Non-investment grade bonds acquired by this segment of the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s Ratings Services (“S&P”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies.

Up to 20% of the assets attributable to this portfolio segment may be invested in non-dollar denominated securities of non-U.S. issuers.  The BlackRock portfolio managers responsible for implementing this investment strategy may invest without limit in U.S. dollar denominated securities of non-U.S. issuers and may concentrate the assets of this portfolio segment in a relatively small number of issuers.

The BlackRock portfolio management team for this portfolio segment may also make investments in residential and commercial mortgage-backed securities and other asset-backed securities. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

The BlackRock portfolio managers responsible for implementing this investment strategy may buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions (collectively, derivatives). In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond. The BlackRock portfolio management team may also seek to obtain market exposure to the securities in which this portfolio segment primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

CoreActive Investment Grade Bond.  Under normal circumstances, the BlackRock CoreActive Bond strategy seeks to outperform the Barclays Capital US Aggregate Bond Index (the “Barclays Index”).  The Barclays Index includes all major investment grade asset classes within the US fixed income market.  The portfolio management team expects to employ a combination of security selection, industry rotation, sector allocation, and duration and yield curve management as part of its effort to outperform the Barclays Index.

The portfolio management team will seek to outperform the Barclays Index through a combination of bottom-up security selection, top-down sector allocation and yield curve management.  BlackRock uses proprietary tools to generate expected returns for securities, sectors and the yield curve strategies.

Security Selection.  The portfolio management team uses a two-step approach to security selection.  The portfolio management team has access to BlackRock’s proprietary analysis and reports on more than 700 issuers that make up the investment grade credit universe.  This allows the portfolio management team to focus on the issuers that BlackRock believes will generate the highest risk adjusted returns.  The portfolio management team uses an advanced proprietary set of tools to select individual corporate bond issuers, which helps its members to select securities for this segment of the BlackRock Portfolio.  The proprietary model helps to facilitate the evaluation of hundreds of issuers on a daily basis and seeks to identify bonds believed to be under- or over-valued by the market.  In addition to using the proprietary model, the portfolio management team also employs a qualitative approach to select securities.

Sector Allocation. The CoreActive Bond strategy expects to take active positions among the major sectors of the investment grade universe.  The portfolio management team expects to allocate assets among the various sectors, classified into four broad categories:  mortgage backed securities (MBS), high-quality bonds relative to Treasuries, investment grade bonds, and shorter-maturity corporate bonds versus longer-term corporate bonds.

Yield Curve Management.  In seeking to outperform the Barclays Index, the portfolio management team expects to manage the level and slope of the yield curve.  First, the BlackRock Portfolio seeks to benefit from parallel shifts up or down in yields through duration positioning.  Second, the BlackRock portfolio seeks to benefit from any steepening or flattening in the yield curve through management of its yield curve.

Use of Derivatives.  Depending on market conditions, this segment of the BlackRock Portfolio may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps.  This segment of the BlackRock Portfolio may use derivatives for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Barclays Index.  This segment of the BlackRock Portfolio may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities.

U.S. High Yield Bond.  This segment of the Portfolio will invest primarily in non-investment grade bonds (i.e., bonds rated below the fourth highest rating category of the major rating agencies) with maturities of ten years or less. Non-investment grade bonds are also sometimes referred to as “high yield bonds” or “junk bonds.” These securities generally pay interest at higher interest rates than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such low-rated issuers.

Under normal circumstances, at least 80% of the assets attributable to this investment strategy will be invested in “junk bonds.”  The high yield securities acquired by BlackRock on behalf of this portfolio segment will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the relevant BlackRock portfolio managers to be of similar quality. The assets of this portfolio segment may, however, be invested in securities of any rating.  BlackRock may also invest up to 10% of the assets (measured at the time of investment) attributable to this investment category in distressed securities that are in default or the issuers of which are in bankruptcy when it believes such securities are undervalued. In the event a bond receives a different rating from two or more rating agencies, such bonds, sometimes referred to as “split bonds,” will be considered to have the higher credit rating.

Up to 10% of the assets attributable to this portfolio segment may be invested in non-dollar denominated bonds of issuers located outside of the United States. These non-dollar denominated bond investments may be made on a currency hedged or unhedged basis.  The BlackRock portfolio managers responsible for implementing this investment strategy may also invest in non-U.S. and emerging market securities and currencies.

To add additional diversification, the relevant BlackRock portfolio management team may invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security. Collateralized bond obligations are securities backed by a diversified pool of high yield securities. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The Portfolio considers such investments to be debt securities. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

The BlackRock portfolio managers responsible for implementing this investment strategy may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). This portfolio segment may also seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

Global Tactical Asset Allocation.  The Global Tactical Asset Allocation (“GTAA”) strategy employs a flexible investment approach across a diversified range of global asset classes such as equities, bonds, and real assets. GTAA will be used as a completion strategy to access and adjust exposures to various asset classes, in addition to the underlying strategy allocations. GTAA also serves as the overlay strategy to enhance the total return and manage the portfolio risk at the aggregate level. Some leverage may be employed opportunistically to achieve both purposes. Derivatives, ETFs, and cash securities may be used within the GTAA strategy. In the context of a mutual fund strategy, BlackRock expects that that the GTAA overlay will be deployed in a manner that is consistent with the leverage restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”).

Asset Allocation Ranges for BlackRock Portfolio.  As set forth above, the BlackRock Portfolio may gain exposure to the relevant asset classes directly through investments in securities or ETFs, or through the use of derivatives and other financial instruments. The BlackRock Portfolio’s minimum, neutral, and maximum exposures to the relevant asset classes is set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities	30%	40%	50%
Investment Grade Bonds	20%	30%	40%
“Junk Bonds”*	5%	15%	25%
REITs	0%	10%	20%**
Commodities	0%	5%	15%**

* Fixed-income securities rated below investment grade and unrated securities of similar credit quality are commonly referred to as “junk bonds”.  Junk Bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

**Notwithstanding the individual maximum exposures for the REIT (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to these asset classes is 30% of the BlackRock Portfolio’s net assets.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, it can’t guarantee success.

Market and Management Risk. Market risk is the risk that the markets in which the Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns gloomy, the price of all securities may decline. Management risk is the risk that the relevant subadviser’s investment strategy will not work as intended. All decisions by a subadviser require judgment and are based on imperfect information.

Equity Securities Risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down. The Portfolio’s holdings can vary from broad market indexes, and the performance of the Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes the following risks:

•                  Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. Each Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments may not be available.

•                  Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for the Portfolio.

•                  Foreign market risk. Foreign markets tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the United States, which may result in lower recoveries for investors.

•                  Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the U.S.

•                  Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

•                  Political risk. Political developments may adversely affect the value of the Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

•                  Regulatory risk. Some foreign governments regulate their exchanges less stringently than the U.S., and the rights of shareholders may not be as firmly established as in the U.S.

•                  Taxation risk. Many foreign markets are not as open to foreign investors as U.S. markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of the Portfolio.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

•                  Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, ratings are only the opinions of the agencies issuing them and are not guarantees as to quality. The lower the rating of a debt security held by the Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Some but not all U.S. government securities are insured or guaranteed by the U.S. government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for U.S. government securities than for other investment-grade securities, the return may be lower.

•                  Liquidity risk. Liquidity risk is the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all.

•                  Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by the Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation.

High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce the Portfolio’s ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. As noted above, the BlackRock Portfolio may invest up to 25% of its net assets in “junk bonds”.

Asset-Backed Securities Risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated, which may require the Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates. Asset-backed securities may also be subject to extension risk, which is the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent the Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates. The more the Portfolio is exposed to longer-term securities, the more likely it will be affected by changes in interest rates.

Mortgage-Backed Securities Risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Many mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government-sponsored enterprises such as Freddie Mac or Fannie Mae. Currently, Freddie Mac and Fannie Mae are in government conservatorship.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. Each Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.

As described above, it is expected that BlackRock will employ derivative instruments within the GTAA strategy to: (i) access and adjust exposures to various asset classes, (ii) access and adjust exposures to the relevant Investment Strategies, (iii) enhance the total return of the

BlackRock Portfolio, and/or (iv) manage the aggregate risk of the BlackRock Portfolio. It is also expected that approximately 30% of the BlackRock Portfolio’s net assets will be initially allocated to the GTAA strategy.  Such estimate is preliminary and subject to change.  As a result, the BlackRock Portfolio could have significant exposure to derivative instruments.  The Growth Portfolio may have exposure to derivative instruments through its investments in the Underlying Portfolios.

The use of derivatives involves a variety of risks, including:

•                  Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, the Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.

•                  Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to the Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, the Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

•                  Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated derivatives may be difficult to terminate, and from time to time, the Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated derivatives, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).

•                  Hedging risk. Hedging is a strategy in which the Portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.

Asset Transfer Program Risk. The BlackRock Portfolio will be used in connection with certain benefit programs under Prudential variable annuity contracts, including certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally requires contract owners to participate in certain specialized asset transfer programs under which Prudential will monitor each contract owner’s account value and, if necessary, will systematically transfer amounts between the selected sub-accounts and sub-accounts investing in certain target maturity bond portfolios. The transfers are based on mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.  The Growth Portfolio is not used in connection with these benefit programs.  As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract owner’s account value within the selected sub-accounts) and certain market return scenarios involving “flat” returns over a period of time may cause Prudential to transfer some or all of such contract owner’s account value to a target maturity bond portfolio sub-account. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by certain fixed income investments.

The asset transfers may, however, result in large-scale asset flows into and out of the BlackRock Portfolio and subject the BlackRock Portfolio to certain risks. The asset transfers could adversely affect the BlackRock Portfolio’s investment performance by requiring BlackRock to purchase and sell securities at inopportune times and by otherwise limiting BlackRock’s ability to fully implement the BlackRock Portfolio’s investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the BlackRock Portfolio compared to other similar funds.  Because the Growth Portfolio is not used in connection with the above-referenced types of benefit programs, it is not subject to these types of risks.

For more information on the benefit programs and asset transfer programs, please see your contract prospectus.

Expense Risk. Your actual cost of investing in the BlackRock Portfolio may be higher than the expenses shown in this Prospectus/Proxy Statement under the caption “Summary—Fees and Expenses—Annual Portfolio Operating Expenses” for a variety of reasons. For example, fund operating expense ratios may be higher than those shown if the Black Rock Portfolio suffers a decline in net assets. Net assets are more likely to decrease and the BlackRock Portfolio’s expense ratios are more likely to increase when markets are volatile.

As set forth above, the BlackRock Portfolio will pay the Participating Insurance Companies an administrative services fee of 0.10% of its average daily net assets on an annualized basis, subject to certain voluntary asset-based breakpoints. Such administrative fee will compensate the Participating Insurance Companies for providing certain services to beneficial shareholders, including the printing and mailing of Portfolio prospectuses and shareholder reports.  The Growth Portfolio is not currently subject to the above-described administrative services fee. In addition, the historical annualized operating expense ratio of the Growth Portfolio for the 12-month period ended June 30, 2010 (i.e., 0.97%) is lower than the estimated annualized operating expense ratio of the BlackRock Portfolio for the first fiscal year of operations (i.e., 1.18%).  Although PI and AST have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the

Combined Portfolio so that its investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fee, Underlying Portfolio fees and expenses, and extraordinary expenses) will not exceed 1.08% of its average daily net assets from the closing date for the Reorganization through May 1, 2012, PI and AST are not required to maintain, and may terminate, such contractual expense cap after that date.

Real Estate Risk. The BlackRock Portfolio may invest up to 20% of its net assets in REITs and real estate-linked derivative instruments.  Investments in REITs and real estate-linked derivative instruments will subject the BlackRock Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Commodity Risk. The BlackRock Portfolio may invest up to 15% of its net assets in commodity-linked derivative instruments.  A commodity-linked derivative instrument is an financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and have may be volatile than the prices of investments in traditional equity and debt securities.

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIO

Additional Investments & Strategies

As indicated in the descriptions of the Portfolio above, we may invest in the following types of securities and/or use the following investment strategies to increase the Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset the Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities — An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio’s net asset value. The Portfolio generally may invest up to 15% of its net assets in illiquid securities. The Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolio. Those securities are not subject to the 15% limit. The 15% limit is applied as of the date the Portfolio purchases an illiquid security. In the event the market value of the Portfolio’s illiquid securities exceeds the 15% limit due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the Portfolio: (i) will not purchase additional illiquid securities and (ii) will consider taking other appropriate steps to maintain adequate liquidity, including, without limitation, reducing its holdings of illiquid securities in an orderly fashion.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Mae), the Government National Mortgage Association (Ginnie Mae) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Trust cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when the Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although the Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. The Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. The Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. The Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

HOW THE TRUST IS MANAGED

Board of Trustees

The Board of Trustees of the Trust (the Board) oversees the actions of the Investment Managers and the Subadvisers and decides on general policies. The Board also oversees the Trust’s officers who conduct and supervise the daily business operations of the Trust.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Trust.

The Trust’s Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Investment Managers are responsible for monitoring the activities of the subadvisers and reporting on such activities to the Board. The Trust has obtained an exemption from the Securities and Exchange Commission that permits the Investment Managers, subject to approval by the Board, to change subadvisers for the Portfolio by: (i) entering into new subadvisory agreements with non-affiliated sub-advisers, without obtaining shareholder approval of such changes and (ii) entering into new subadvisory agreements with affiliated sub-advisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Investment Managers and the Trustees. PI, in conjunction with Quantitative Management Associates, participates in the management of the Dynamic Asset Allocation Portfolios as described above. PI, in conjunction with the relevant subadvisers, participates in the management of the Tactical Asset Allocation Programs as described above.

If there is more than one subadviser for a Portfolio, the Investment Managers will determine the division of the assets for that Portfolio among the applicable subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the Subadvisers may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser buys a security as another Subadviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board’s approval of the Trust’s investment advisory agreements is available in the Trust’s semi-annual report (for agreements approved during the six month period ended June 30) and in the Trust’s annual report (for agreements approved during the six month period ended December 31).

Investment Management Fees

The contractual investment management fee rate for the BlackRock Portfolio is 1.00% of its average daily net assets.  The BlackRock Portfolio has no assets and has not yet commenced operations as of the date of this Prospectus/Proxy Statement.

Investment Subadvisers for the Trust’s Portfolios

The Portfolios of the Trust each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI provides for the day-to-day investment management of the AST Dynamic Asset Allocation Portfolios. AST pays each investment Subadviser a subadvisory fee out of the fee that AST receives from the Trust.

The Subadviser for the AST BlackRock Global Strategies Portfolio is described below:

BlackRock Financial Management, Inc. (BlackRock) is a registered investment adviser and a commodity pool operator organized in Delaware. BlackRock and its affiliates had approximately $3.445 trillion in investment company and other portfolio assets under management as of June 30, 2010. BlackRock’s address is 55 East 52nd Street, New York, New York 10055.

BlackRock Portfolio Manager

Information about the BlackRock portfolio manager responsible for the day-to-day management of the AST BlackRock Global Strategies Portfolio is set forth below.

In addition to the information set forth below, the Trust’s Statement of Additional Information relating to the proposed reorganization transaction, dated February [          ], 2011, provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares of the Trust’s Portfolios.

Phil Green, Managing Director, is co-head of the Global Multi-Asset Strategies team in BlackRock’s Multi-Asset Client Solutions (BMACS) group. BMACS is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. He is the lead portfolio manager for BlackRock’s Asset Allocation Fund, Hedged Equity Platform, Prepared Portfolios (Target Date/Target Risk) and other multi-asset retail and institutional portfolios. Mr. Green’s service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. At MLIM, he was responsible for a variety of asset allocation and equity strategies. Prior to joining MLIM, Mr. Green was a Managing Director at Bankers Trust Company. During his career, Mr. Green has helped build and lead a quantitative equity team, an active asset allocation team and a currency overlay team. He is the author of many articles on investing, some of which have been published in the Financial Analysts Journal, Journal of Foreign Exchange & Money Markets, and the Journal of Investing.

Mr. Green earned a BS degree in economics from the Wharton School of the University of Pennsylvania and an MBA degree in finance from the Stern School of Business of New York University.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing and Redeeming Shares of the Portfolios

The way to invest in the Trust’s Portfolios is through certain variable life insurance and variable annuity contracts. You should receive a Trust prospectus when you receive a prospectus for such a Contract. You should refer to the Trust prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption in Kind

The Trust may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Trust’s Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Trust is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the “contracts”). Therefore, the insurance companies purchasing Portfolio shares (the “participating insurance companies”), not the Trust, maintain the individual contract owner account records. Each participating insurance company submits to the Trust’s transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.

Under the Trust’s policies and procedures, the Trust has notified each participating insurance company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Trust may add additional participating insurance companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust’s frequent trading policies and procedures. The Trust and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Trust Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Trust Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Trust Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Trust Portfolio shares may be disruptive to the management of an Underlying Trust Portfolio because such transactions may: (i) cause the Underlying Trust Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Trust Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2016, 2017, 2018, 2019, 2020, and 2021, the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Exhibit B to this Prospecus/Proxy Statement as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner’s account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder’s account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner’s account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio’s investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio’s investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the participating insurance companies to prevent such trading, there is no guarantee that the Trust or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust’s shares on days when the NYSE is closed but the primary markets for the Trust’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Trust’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trust’s Board of Trustees. The Trust may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Trust may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust’s NAV, we will value the Trust’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Trust’s Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board’s Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower’s or lessee’s ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and in the event that a material conflict did develop, the Trust would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is included in the Trust’s Statement of Additional Information, dated May 1, 2010, and on the Trust’s website.

Legal Proceedings

Commencing in 2003, Prudential Financial, Inc. and its subsidiaries (collectively, the “Company”) received formal requests for information from the SEC and the New York Attorney General’s Office (“NYAG”) relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia, an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. (“ASISI”), reached a resolution of these previously disclosed investigations by the SEC and the NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. The Company acquired ASISI from Skandia Insurance Company Ltd (publ) (“Skandia”) in May 2003. Subsequent to the acquisition, the Company implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI has paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution consultant acceptable to the Staff of the SEC to develop a proposed plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI hired an independent third party which conducted a compliance review and issued a report of its findings and recommendations to ASISI’s Board of Directors, the Audit Committee of the Trust’s Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the Acquisition Agreement pursuant to which the Company acquired ASISI from Skandia, the Company was indemnified for the settlements.

Payments to Affiliates

PI and AST and its affiliates, including a subadviser or the distributor of the Portfolios may compensate affiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the contracts, available options, andthe Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended byPI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI’s, AST’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.

FINANCIAL HIGHLIGHTS

Because the AST BlackRock Global Strategies Portfolio had not commenced operations as of the date of this Prospectus/Proxy Statement, no financial highlights data is provided.

APPENDIX

Description of Certain Debt Securities Ratings

STANDARD & POOR’S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

•                  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

•                  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•                  Leading market positions in well-established industries.

•                  High rates of return on Portfolios employed.

•                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the Trust’s Statement of Additional Information, dated May 1, 2010. Additional information about the Portfolios’ investments is available in the Trust’s annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Trust’s Statement of Additional Information, dated May 1, 2010, and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Trust’s Statement of Additional Information, dated May 1, 2010, and the annual and semi-annual reports are also available without charge on the Trust’s website at www.prudentialannuities.com.

Delivery of Trust’s Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.

The information in the Trust’s filings with the Securities and Exchange Commission (including the Trust’s Statement of Additional Information, dated May 1, 2010) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Trust is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-05186

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 19, 2011

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
(800) 778-2255

Dated [February     , 2011]

Reorganization of SP Growth Asset Allocation Portfolio
into AST BlackRock Global Strategies Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the SP Growth Asset Allocation Portfolio (the “Growth Portfolio”), a series of The Prudential Series Fund  (the “Fund”), and the Prospectus of the AST BlackRock Global Strategies Portfolio (the “BlackRock Portfolio”), a series of Advanced Series Trust (the “Trust”), dated [February     , 2011] (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

This SAI relates specifically to the proposed transfer of all of the Growth Portfolio’s assets to the BlackRock Portfolio in exchange for the BlackRock Portfolio’s assumption of all of the Growth Portfolio’s liabilities and the BlackRock Portfolio’s issuance to the Growth Portfolio of shares of beneficial interest in the BlackRock Portfolio (the “BlackRock Portfolio Shares”).  The BlackRock Portfolio Shares received by the Growth Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Growth Portfolio shares that are outstanding immediately prior to such reorganization transaction.  The reorganization transaction also provides for the distribution by the Growth Portfolio, on a pro rata basis, of such BlackRock Portfolio Shares to its shareholders in complete liquidation of the Growth Portfolio.  A vote in favor of the Plan by the shareholders of the Growth Portfolio will constitute a vote in favor of the liquidation of the Growth Portfolio and the termination of such Portfolio as a separate series of the Fund.

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Growth Portfolio and the BlackRock Portfolio, and (iii) pro forma financial information relating to the Growth Portfolio and the BlackRock Portfolio.  Additional information relating to the BlackRock Portfolio is attached as Exhibit A to this SAI.  Additional information relating to the Trust is included in the Statement of Additional Information of the Trust, dated May 1, 2010, which is attached as Exhibit B to this SAI.  Those portions of the Statement of Additional Information of the Fund, dated May 1, 2010, relating to the Growth Portfolio are incorporated herein by reference (which means that those portions are legally part of this SAI).

Audited financial statements and accompanying notes for the Growth Portfolio and for the fiscal year ended December 31, 2009 and the independent auditors’ report thereon, dated February 17, 2010, are incorporated herein by reference from the Fund’s Annual Report to Shareholders.  Unaudited financial statements and accompanying notes for the Growth Portfolio for the six-month period ended June 30, 2010 are incorporated herein by reference from the Fund’s Semi-Annual Report to Shareholders.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the above-referenced reorganization transaction.  You can request a copy of the Prospectus/Proxy Statement by calling 1-888-778-2888 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.    In addition, a copy of the Prospectus/Proxy Statement is available at the Fund’s website at http://www.prudential.com/view/page/public/12669.   The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this Prospectus/Proxy Statement, together with other information regarding the Fund and the Trust.

STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Growth Portfolio and the BlackRock Portfolio. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the Investment Company Act of 1940 (the 1940 Act). Non-fundamental restrictions may be changed by the Board of Trustees of the Fund without shareholder approval.

Fundamental Investment Restrictions Applicable To SP Growth Asset Allocation Portfolio

The Growth Portfolio will not:

1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolios may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. None of the Portfolios will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

2. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. None of the Portfolios will issue senior securities, borrow money or pledge assets, except as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Fund to Trustees pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

3. Make loans, except through loans of assets of a Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

4. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

5. Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio’s holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).

Consistent with item 2 above, the Fund has entered into a $500 million revolving credit facility with other Prudential mutual funds to facilitate redemptions if necessary. This credit facility, which was entered into on October 27, 2006, is an arrangement with PNC Bank, National Association and The Bank of New York.

Whenever any fundamental investment policy or restriction states a maximum percentage of a Portfolio’s assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

Fundamental Investment Restrictions Applicable To AST BlackRock Global Strategies Portfolio

The BlackRock Portfolio will not:

1. Issue senior securities or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate or credit default swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the BlackRock Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

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2. Borrow money, except as permitted under the 1940 Act and rules thereunder, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3. Underwrite securities issued by other persons, except to the extent that the BlackRock Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

 4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the BlackRock Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

 5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the BlackRock Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the BlackRock Portfolio’s investment policies, or (ii) investing in securities of any kind.

 6. Make loans, except that the BlackRock Portfolio may (i) lend portfolio securities in accordance with the BlackRock Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the BlackRock Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

 7. Purchase any security if, as a result, more than 25% of the value of the BlackRock Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

8.  With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the BlackRock Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the BlackRock Portfolio.

If a restriction on the BlackRock Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of BlackRock Portfolio assets invested in certain securities or other instruments, or change in average duration of the BlackRock Portfolio’s investment portfolio, resulting from changes in the value of the BlackRock Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the BlackRock Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit the BlackRock Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (7), the BlackRock Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the BlackRock Portfolio’s assets invested in the securities of issuers in a particular industry.

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Non-Fundamental Investment Restrictions Applicable to SP Growth Asset Allocation Portfolio

The Growth Portfolio will not:

1. No Portfolio will, except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that any Portfolio may invest in the securities of one or more investment companies to the extent permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations.

 2. Make short sales of securities or maintain a short position, except that the Growth Portfolio may sell securities short up to 25% of its net assets and that the Growth Portfolio may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.

3. Enter into reverse repurchase agreements if, as a result, the Growth Portfolio’s obligations with respect to reverse repurchase agreements would exceed 10% of the Growth Portfolio’s net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements).

4. Pledge or mortgage assets, except that no more than 10% of the value of the Growth Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that the Growth Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

5. Invest more than 15% of its net assets in “illiquid securities.” For purposes of this restriction, “illiquid securities” are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

Non-Fundamental Investment Restrictions Applicable to AST BlackRock Global Strategies Portfolio

The BlackRock Portfolio will not:

1. Invest more than 15% of its net assets taken at market value at the time of the investment in “illiquid securities.”  For purposes of this restriction, “illiquid securities” are those deemed illiquid pursuant to SEC rules, regulations, and guidelines, as they may be amended or supplemented from time to time.

2. Invest for the purpose of exercising control or management; or

3. Purchase securities of other investment companies except in compliance with the 1940 Act and rules thereunder, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma information provided herein should be read in conjunction with the Fund’s Annual Report to Shareholders dated December 31, 2009 relating to the Growth Portfolio and the Fund’s Semi-Annual Report to Shareholders dated June 30, 2010 relating to the Growth Portfolio, each of which is on file with the SEC and is available at no charge.  The BlackRock Portfolio has no assets and has not yet commenced operations as of the date of this SAI.

The reorganization described in the Prospectus/Proxy Statement is intended to consolidate the Growth Portfolio, managed by Prudential Investments LLC (“PI”) and subadvised by Quantitative Management Associates LLC, with a fund managed by PI and AST Investment Services, Inc. (“AST”) and subadvised by BlackRock Financial Management, Inc.  For ease of reference and clarity of presentation, the term “Investment Manager” is used throughout this SAI to refer to PI and AST as it relates to the Trust and the BlackRock Portfolio and to PI as it relates to the Fund and the Growth Portfolio.  The unaudited pro forma information set forth below for the period ended June 30, 2010 is intended to present ratios and supplemental data as if the reorganization of the Growth Portfolio into the BlackRock Portfolio had been consummated at June 30, 2010.

The Portfolios have the same custodian, transfer agent and shareholder servicing agent, sub-transfer agent, and independent registered accounting firm.  Each of these service providers has entered into an agreement with the Trust, the Fund, or the Investment Manager, as the case may be, on behalf of the relevant Portfolio, which governs the provision of services to the Portfolio. Such agreements contain the same terms with respect to each Portfolio.

The Growth Portfolio pays a contractual investment management fee rate of 0.05% of its average daily net assets. As set forth in the Prospectus/Proxy Statement, the Growth Portfolio is a “funds-of-funds.” That means that the Growth Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which the Growth Portfolio may invest are collectively referred to as the “Underlying Portfolios.” As of the date hereof, the only Underlying Portfolios in which the Growth Portfolio is authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of the Trust, the AST Global Real Estate Portfolio of the Trust, the AST Western Asset Core Plus Bond Portfolio of the Trust, the AST Large-Cap Value Portfolio of the Trust, the AST Small-Cap Growth Portfolio of the Trust, the AST PIMCO Total Return Bond Portfolio of the Trust, and certain money market funds advised by PI or its affiliates.  As a result, the Growth Portfolio also indirectly pays investment management fees on its investments in the relevant Underlying Portfolios.  Based on the Growth Portfolio’s net assets as of June 30, 2010, the estimated annualized gross effective investment management fee rate for the Growth Portfolio was 0.81%.  This estimated annualized gross effective investment management fee rate includes: (i) the 0.05% contractual investment management fee paid directly to the Investment Manager by the Growth Portfolio plus (ii) the estimated annualized weighted average of the investment management fees paid to the Investment Manager by the Underlying Portfolios (i.e., 0.76%) based on the holdings of the Growth Portfolio as of June 30, 2010.  The BlackRock Portfolio will pay a contractual investment management fee rate of 1.00% of its average daily net assets. The BlackRock Portfolio, however, will also indirectly pay investment management fees on its investments in the relevant exchange-traded funds (ETFs).  Assuming completion of the Reorganization as of June 30, 2010, the BlackRock Portfolio’s estimated annualized gross effective investment management fee rate would have been 1.03% (i.e., the 1.00% contractual investment management fee to be paid directly to the Investment Manager by the BlackRock Portfolio plus the estimated annualized weighted average of the investment management fees to be paid to the investment managers for the ETFs based upon the BlackRock Portfolio’s initial ETF holdings).

During the 12-month period ended June 30, 2010, the Growth Portfolio directly paid $385,501 in investment management fees to the Investment Manager.  The estimated investment management fees paid to the Investment Manager by the relevant Underlying Portfolios for the 12-month period ended June 30, 2010 was approximately $5,859,600 based upon the Growth Portfolio’s holdings in those Underlying Portfolios as of June 30, 2010. Assuming the reorganization transaction had been consummated as of June 30, 2010, the BlackRock Portfolio would have paid $7,110,000 in investment management fees to the Investment Manager and approximately $213,300 in investment management fees to the investment managers for the ETFs over a 12-month period. That information is summarized below.

Fee	Paid by Growth Portfolio (aggregate $)	Paid by BlackRock Portfolio After Reorganization (aggregate $)	Difference Paid By BlackRock Portfolio After Reorganization (aggregate $)	Difference Paid by BlackRock Portfolio After Reorganization (expressed in NAV per share)
Contractual Inv Mgt Fees	$385,501	$7,110,000	$(6,724,499)	$(0.09)
Approximate Effective Inv Mgt Fees	$6,245,101	$7,323,300	$(1,078,199)	$(0.02)

Each Portfolio directly pays certain “other expenses,” including expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-management Trustees, and certain other miscellaneous items. In addition, the BlackRock Portfolio will pay participating insurance companies an administrative services fee of 0.10% of its average daily net assets on an annualized basis, subject to certain voluntary asset-based breakpoints. The Growth Portfolio is not currently subject to the above-described administrative services fee.  During the 12-month period ended June 30, 2010, the Growth Portfolio paid $181,793 in other operating expenses. Assuming the reorganization transaction had been consummated, the BlackRock Portfolio would have paid $1,093,900 in other operating expense over a 12-month period.  Such “other expenses”, however, do not include any of the indirect expenses: (i) incurred by the Growth Portfolio in connection with its investments in the Underlying Portfolios or (ii) to be incurred by the BlackRock Portfolio in connection with its intended investments in ETFs.  Such information is summarized below.

Fee	Paid by Growth Portfolio (aggregate $)	Paid by BlackRock Portfolio After Reorganization (aggregate $)	Difference Paid By BlackRock Portfolio After Reorganization (aggregate $)	Difference Paid by BlackRock Portfolio After Reorganization (expressed in NAV per share)
Other Operating Expenses	$181,793	$1,093,900	$(912,107)	$(0.01)

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During the 12-month period ended June 30, 2010, the Growth Portfolio paid $567,294 in total expenses.  Assuming the reorganization transaction had been consummated, the BlackRock Portfolio would have paid $8,203,900 in total expenses over a 12-month period. As set forth in the Prospectus/Proxy Statement, PI and AST have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, Underlying Portfolio fees and expenses, and extraordinary expenses) for the BlackRock Portfolio do not exceed 1.08% of its average daily net assets through May 1, 2012.  This expense limitation may not be terminated or modified prior to May 1, 2012, but may be discontinued or modified thereafter.  Such “total expenses”, however, do not include any of the indirect expenses: (i) incurred by the Growth Portfolio in connection with its investments in the Underlying Portfolios or (ii) to be incurred by the BlackRock Portfolio in connection with its intended investments in ETFs.  Such information is summarized below.  That information, including application of the above-described contractual expense cap for the BlackRock Portfolio, is summarized below.

Fee	Paid by Growth Portfolio (aggregate $)	Paid by BlackRock Portfolio After Reorganization (aggregate $)	Difference Paid By BlackRock Portfolio After Reorganization (aggregate $)	Difference Paid by BlackRock Portfolio After Reorganization (expressed in NAV per share)
Total Operating Expenses	$567,294	$8,203,900	$(7,636,606)	$(0.11)
Net Operating Expenses (After Application of Contractual Expense Cap)	$567,294	$7,678,800	$(7,111,506)	$(0.10)

As of June 30, 2010, the net assets of: (i) the Growth Portfolio were approximately $711 million; and (ii) the BlackRock Portfolio were zero. The net assets of the combined portfolio as of June 30, 2010 would have been approximately $711 million.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended.  The performance history of the Growth Portfolio will terminate upon the completion of the above-described reorganization transaction.

It is expected that all of the Growth Portfolio’s holdings in the Underlying Portfolios will be sold immediately prior to the reorganization.  As a result, it is expected that the Growth Portfolio will transfer cash rather than securities to the BlackRock Portfolio in connection with the reorganization.

The reorganization should be tax-free for federal income tax purposes. This means that no gain or loss should be recognized by the Growth Portfolio or its shareholders (i.e., the Participating Insurance Companies) as a result of the merger. However, gain or loss will be recognized on the sale of the Growth Portfolio’s holdings immediately prior to the Reorganization.  The aggregate tax basis of the BlackRock Portfolio shares received by the shareholders of the Growth Portfolio will be the same as the aggregate tax basis of the Growth Portfolio shares held immediately before the reorganization.

As of June 30, 2010, the Growth Portfolio had an unused capital loss carryforward of approximately $73,655,700.

All costs and expenses directly related to the Reorganization will be paid by PI, AST, or their affiliates.

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EXHIBIT A TO STATEMENT OF ADDITIONAL INFORMATION

Additional Information Relating To AST BlackRock Global Strategies Portfolio

Introduction

The Statement of Additional Information of Advanced Series Trust, dated May 1, 2010 (the “Trust SAI”), includes additional information regarding the Trust in general and its current Portfolios. The general information relating to the Trust (including information on its officers and trustees, management arrangements, service providers, investment strategies and transactions and brokerage) relates to the AST BlackRock Global Strategies Portfolio (the “BlackRock Portfolio”). Additional information relating specifically to the BlackRock Portfolio is set forth in this Exhibit A. The Trust SAI is included in Exhibit B.

Subadvisory Agreement

The Managers have entered into a subadvisory agreement with BlackRock under which the Manager pays BlackRock a fee. The annual subadvisory fee rate is 0.50% of the BlackRock Portfolio’s average daily net assets to $250 million; 0.45% of the BlackRock Portfolio’s average daily net assets over $250 million to $1 billion; 0.40% of the BlackRock Portfolio’s average daily net assets over $1 billion to $2 billion; and 0.375% of the BlackRock Portfolio’s average daily net assets over  $2 billion.

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Fund Ownership—BlackRock Portfolio.

The following table sets forth information about the BlackRock Portfolio and accounts other than the BlackRock Portfolio for which the BlackRock Portfolio’s portfolio managers are primarily responsible for the day-to-day portfolio management as of November 30, 2010. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of November 30, 2010.

	Number of Other Accounts Managed and Assets by Account Type				Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of BlackRock Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range for Ownership of Portfolio Securities
Phil Green	21	30	17	0	0	0	$0
	$5.7 Billion	$6.6 Billion	$7.76 Billion	$0	$0	$0

Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest — BlackRock Portfolio.

Set forth below, for each portfolio manager that is primarily responsible for the day-to-day portfolio management of the BlackRock Portfolio, is an explanation of the structure of, and method(s) used by BlackRock to determine, portfolio manager compensation. Also set forth below, for each such portfolio manager for the BlackRock Portfolio, is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the BlackRock Portfolio’s investments and investments in other accounts.

BlackRock Portfolio Manager Compensation.  BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.

Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”).  The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock.

Deferred Compensation Program.  A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options.

Other compensation benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans.  BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.

BlackRock Conflicts of Interest.  Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund(s).  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Mr. Green currently manages certain accounts that are subject to performance fees. In addition, Mr. Green assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. These policies also seek to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Proxy Voting Policy of BlackRock

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles.

INTRODUCTION

BlackRock, Inc. and its subsidiaries (collectively referred to as  “BlackRock” for purposes of this sub-section of the SAI) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

VOTING GUIDELINES

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:
• Boards and directors
• Auditors and audit-related issues
• Capital structure, mergers, asset sales and other special transactions
• Remuneration and benefits
• Social, ethical and environmental issues
• General corporate governance matters

Boards and directors

Director elections
BlackRock generally supports board nominees in most uncontested elections. However, BlackRock may withhold votes from the entire board in certain situations, including, but not limited to:

• Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.
• Where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

BlackRock may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

• An insider or affiliated outsider who sits on any of the board’s key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.
• Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.
• Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.
• Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.
• Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.
• Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.
• The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.
• The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

BlackRock may withhold votes from individual board members in certain situations, including, but not limited to:

• Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.
• Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.
• Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.

Age limits / term limits
We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board size
We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors / staggered terms
A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Cumulative voting for directors
Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

BlackRock may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director compensation and equity programs
We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances.

Indemnification of directors and officers
We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Independent board composition
We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Liability insurance for directors and officers
Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company following the same approach described above with respect to indemnification.

Limits on director removal
Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders’ rights.

Majority vote requirements
BlackRock generally supports the concept of director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. However, we also recognize that there are many methods for implementing majority vote proposals. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions
We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director’s position and overall corporate governance of the company in such cases.

Shareholder access to the proxy
We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.

We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.

Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure, mergers, asset sales and other special transactions
In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

Market premium: For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties’ financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.

Strategic reason for transaction: There should be a favorable business reason for the combination.

Board approval/transaction history: Unanimous board approval and arm’s-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm’s-length bidding process to evaluate the likelihood that a transaction is in shareholders’ interests. We also seek to ensure that executive and/or board members’ financial interests in a given transaction do not affect their ability to place shareholders’ interests before their own.

Financial advisors’ fairness opinions: We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders’ interests were sufficiently protected in the merger process.

Anti-greenmail provisions
Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.

Blank check preferred
See Preferred Stock.

Eliminate preemptive rights
Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the U.S., and may restrict management’s ability to raise new capital.

We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).

Equal voting rights
BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Fair price provisions
Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into anti-takeover devices through the imposition of supermajority vote provisions and high premium requirements. BlackRock examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.

Increase in authorized common shares
BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized common shares where a company has no stated use for the additional common shares and/or has a substantial amount of previously authorized common shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include common shares with unequal voting rights.

Increase or issuance of preferred stock
These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Increase or issuance of preferred stock
These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

However, we frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Poison pill plans
Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Stock splits and reverse stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Remuneration and benefits
We note that there are management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Adopt advisory resolutions on compensation committee reports
BlackRock generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports (otherwise known as “Say-on-Pay”). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.

Advisory resolutions on compensation committee reports
In cases where there is an advisory vote on compensation put forth by management, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Claw back proposals
Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans
An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes
Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.

We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

Option exchanges
BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

Pay-for-performance plans
In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-superior-performance
These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues
See Global Corporate Governance and Engagement Principles.

General corporate governance matters
Adjourn meeting to solicit additional votes
We generally support such proposals when the agenda contains items that we judge to be in shareholders’ best long-term economic interests.

Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.

Change name of corporation
We typically defer to management with respect to appropriate corporate names.

Confidential voting
Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’ right to call a special meeting or act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called, in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.

Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

Stakeholder provisions
Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board’s fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.

EXHIBIT B TO STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information of Advanced Series Trust, Dated May 1, 2010

The Statement of Additional Information of Advanced Series Trust, dated May 1, 2010 (the “Trust SAI”) is incorporated herein by reference and is included with, and considered to be a part of, this SAI.  For purposes of this EDGAR filing, the Trust SAI was filed with, and included in, Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of Advanced Series Trust (Securities Act File No. 33-24962 and Investment Company Act File No. 811-5186) that was filed with the SEC pursuant to Rule 485(b) under the Securities Act of 1933, as amended, on April 20, 2010.

B-1

PART C

OTHER INFORMATION

ITEM 15 .  Indemnification

Section 5.2 of the Amended and Restated Declaration of Trust provides as follows:

The Trust shall indemnify each of its Trustees, Trustees Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty.  The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise.  The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees , or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

With respect to the Sub-Advisors’ indemnification of the Investment Manager and its affiliated and controlling persons, and the Investment Manager’s indemnification of each subadviser and its affiliated and controlling persons, reference is made to Section 14 of each form of Sub-Advisory Agreement filed herewith or incorporated by reference herein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, trustees emeritus, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, trustee emeritus, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, trustee emeritus, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16 .  Exhibits

(1).(a). Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant’s Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the “N-1A Registration Statement”), which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(b) Amendment to Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 62 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(2). By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to N-1A Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(3). None.

(4). Form of Agreement and Plan of Reorganization by Advanced Series Trust.  Filed herewith as Exhibit A to the Prospectus/Proxy Statement contained within this Registration Statement on Form N-14.

(5). None.

(6)(a) Form of Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated and Prudential Investments LLC for the various portfolios of the Registrant. Filed as an exhibit to Post-Effective Amendment No. 49 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(b) Amended Fee Schedule to Investment Management Agreement. Filed as an exhibit to Post-Effective Amendment No. 73 to N-1A Registration Statement, which Amendment was filed via EDGAR on December 18, 2008, and is incorporated herein by reference.

(c) Contractual expense cap for AST BlackRock Global Strategies Portfolio. Filed herewith.

(d) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and BlackRock Financial Management, Inc. for the AST BlackRock Global Strategies Portfolio. To be filed by amendment to N-1A Registration Statement.

(7). (a) Sales Agreement between Registrant and American Skandia Life Assurance Corporation.  Filed as an exhibit to Post-Effective Amendment No. 25 to N-1A Registration Statement , which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(b) Sales Agreement between Registrant and Kemper Investors Life Insurance Company.  Filed as an Exhibit to Post-Effective Amendment No. 20 to N-1A Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

(8). None.

(9). (a) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company (PFPC). Filed as an Exhibit to Post-Effective Amendment No. 58 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(b) Custodian Agreement between the Registrant and The Bank of New York (BNY) dated November 7, 2002, as amended, incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Dryden Municipal Bond Fund, filed via EDGAR on June 29, 2005 (File No. 33-10649).

(c) Amendment dated December 27, 2007, to Custodian Agreement between the Registrant and BNY.  Incorporated by reference to the Prudential Investment Portfolios 7, formerly known as JennisonDryden Portfolios, Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(d) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. (PMFS), dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(e) Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Prudential Investment Portfolios 7, formerly known as JennisonDryden Portfolios, Post

- Effective Amendment No. 37 to the Registration statement of on Form N1-A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(f) Amendment dated September 2, 2008 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Target Portfolio Trust Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A, which was filed via EDGAR on December 29, 2008 (File No. 33-50476), and is incorporated herein by reference.

(g) Transfer Agency Services Agreement dated July 1, 2005 between the Registrant and PFPC Inc. Filed as an Exhibit to Post-Effective Amendment No. 58 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(10). Not applicable.

(11). Opinion and Consent of Goodwin Procter LLP, counsel for Registrant.  Filed herewith.

(12). Form of Opinion and Consent of Shearman & Sterling LLP, special tax counsel to Registrant, supporting tax matters and consequences to shareholders. Filed herewith.

(13). (a) Amended Administration Agreement between Registrant and Provident Financial Processing Corporation.  Filed as an Exhibit to Post-Effective Amendment No. 25 to N-1A Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(b) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company.  Filed as an Exhibit to Post-Effective Amendment No. 21 to N-1A Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

(c) Amended and Restated Participation Agreement dated June 8, 2005 by and among Registrant, American Skandia Life Assurance Corporation (now Prudential Annuities Life Assurance Corporation), American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC.  Filed as an Exhibit to the Registration Statement on Form N-14 (File No. 333-126542), which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(d) Amended and Restated Participation Agreement dated June 8, 2005 by and among Registrant, Pruco Life Insurance Company, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC.  Filed as an Exhibit to the Registration Statement on Form N-14 (File No. 333-126542), which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(e) Amended and Restated Participation Agreement dated June 8, 2005 by and among Registrant, Pruco Life Insurance Company of New Jersey, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14 (File No. 333-126542), which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(f) Participation Agreement among Pramerica of Bermuda Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 74 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

(14)(a). Consent of Independent Registered Public Accounting Firm, KPMG LLP, of Advanced Series Trust. Filed herewith.

(14)(b). Consent of Independent Registered Public Accounting Firm, KPMG LLP, of The Prudential Series Fund.  Filed herewith.

(15). None.

(16). Power of Attorney. Filed herewith.

(17). Form of voting instruction card. Filed herewith.

ITEM 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 19th day of January, 2011.

By:	/s/ Stephen Pelletier
Stephen Pelletier
President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 19th day of January, 2011.

Signature	Title

/s/ Stephen Pelletier*	Trustee and President (Principal Executive Officer)
Stephen Pelletier

/s/ Grace C. Torres*	Treasurer (Principal Financial and Accounting Officer)
Grace C. Torres

/s/ Saul K. Fenster, Ph.D.	Trustee
Saul K. Fenster, Ph.D.

/s/ Delayne Dedrick Gold*	Trustee
Delayne Dedrick Gold

/s/ Robert F. Gunia*	Trustee
Robert F. Gunia

/s/ W. Scott McDonald, Jr.*	Trustee and Vice-Chairman
W. Scott McDonald, Jr.

/s/ Thomas T. Mooney*	Trustee and Chairman
Thomas T. Mooney

/s/ Thomas M. O’Brien*	Trustee
Thomas M. O’Brien

/s/ F. Don Schwartz*	Trustee
F. Don Schwartz

*By: /s/ John P. Schwartz	Assistant Secretary, Attorney-in-Fact
John P. Schwartz

* Pursuant to Powers of Attorney filed herein as Exhibit 16

Exhibits

Table of Contents

Exhibit Number	Description

(4)

Agreement and Plan of Reorganization, by and between The Prudential Series Fund, on behalf of SP Growth Asset Allocation Portfolio, and Advanced Series Trust, on behalf of AST BlackRock Global Strategies Portfolio.  Filed herewith as Exhibit A to the Prospectus/Proxy Statement contained within this Registration Statement.

(6)(c)	Contractual expense cap for AST BlackRock Global Strategies Portfolio.

(11)	Opinion and Consent of Goodwin Procter LLP, counsel for the Registrant.

(12)	Form of Opinion & Consent of Shearman & Sterling LLP, special tax counsel to the Registrant and The Prudential Series Fund, supporting tax matters and consequences to shareholders.

(14)(a) (14)(b)	Consent of Independent Registered Public Accounting Firm, KPMG LLP, of Advanced Series Trust. Consent of Independent Registered Public Accounting Firm, KPMG LLP, of The Prudential Series Fund.

(16)	Power of Attorney.

(17)	Form of voting instruction cards.